UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 17

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam
Absolute Return
700 Fund®

Annual report
10 | 31 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks. The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 13, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page15.

2 Absolute Return 700 Fund

Bob is Co-Head of Global Asset Allocation (GAA). He holds an M.B.A. from the Graduate School of Business, Bentley University, and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund is managed by Chief Investment Officer, GAA, Robert J. Schoen, and Co-Heads of GAA James A. Fetch and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended October 31, 2017?

A number of political events defined the period, causing different types of uncertainty, but ultimately, investor fears mostly abated and demand for riskier assets persisted. At the start of the period, U.S. stock markets rallied strongly after the election of Donald Trump. Anticipation of a potential combination of tax cuts, fiscal stimulus, and deregulation played a key role. At the same time, the removal of some political uncertainty, as well as solid economic fundamentals, also contributed. This became clear when the rally persisted despite a faltering implementation of the new administration’s agenda. Market resilience was later affirmed when neither the severe hurricane season nor emerging geopolitical risks were enough to disrupt the global economy.

For the period as a whole it took longer for international stock markets to gain traction as investors considered potential negative effects on trade due to talk of U.S. protectionism and rising populist sentiment in other countries. International market performance improved

Absolute Return 700 Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

as global economic growth firmed, and as moderate parties won a series of elections in Europe. Political fears subsided and international stocks ultimately matched gains in the United States for the period.

Investment-grade fixed-income markets ended the period relatively flat, at first selling off after the U.S. election in anticipation of interest-rate increases by the Federal Reserve and expectations that policies of the new administration would drive inflation and interest rates higher.

The benchmark 10-year Treasury yield began the reporting period at 1.83% and reached a high of 2.60% shortly thereafter when the Fed increased rates at its December 2016 meeting. From that point, long-term yields settled into a lower range, ending the reporting period at 2.38%. [As bond prices decrease, yields rise.] Treasury yields at the short end of the yield curve continued to increase throughout the period as the Fed raised the overnight rate 25 basis points again in March and June of 2017. The Fed also set a schedule for reduction of

4 Absolute Return 700 Fund

its balance sheet, consisting of $4 trillion in bonds purchased to help steady markets in recent years. Spreads between Treasuries and corporate bonds tightened as investors continued to favor higher-yielding securities.

For the period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 23.63%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], returned 23.44%. On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index reflected rising rates, returning 0.90% for the period, while the JPMorgan Developed High Yield Index gained 9.60%.

Would you please summarize the fund’s overall investment approach?

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 7% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We pursue more consistent results by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. These trends may involve either positive or negative market movements. Non-directional strategies are market-neutral trades that seek to add value regardless of global market trends.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 700 Fund 5

We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views regarding the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the 12-month reporting period?

The fund delivered positive performance for the period and both directional and non-directional strategies contributed to that result. Within our directional exposures, long exposure to U.S. equity markets was the biggest driver of returns. We also added value from tactical positioning within commodities, where we maintained long and short exposures at various points during the period, and within credit risk, specifically high-yield bonds.

Directional returns were somewhat offset by weakness in rate-sensitive fixed-income positions. The fund had long exposures to U.S. 10-year Treasuries, which performed poorly as rates moved meaningfully higher at the end of 2016 before trading in a range later in the period. Despite headwinds for rate-sensitive fixed income during the period, we believe that the asset class still provides an important diversification benefit for multi-asset portfolios, in that their returns are not typically correlated with equity performance.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies provided the higher percentage of return during the period. Equity-selection alpha strategies, which seek to take advantage of market-neutral opportunities across stock markets, produced some of the best returns. We saw particularly strong performance from a quantitative global equity long/short strategy and a fundamental long/short strategy in the United States. In other non-directional strategies, we enjoyed

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 700 Fund

strong gains from a mean reversion strategy, which seeks to take advantage of short-term moves in the S&P 500. Fixed-income security selection also added value, with a structured credit strategy that primarily focuses on the securitized mortgage market performing particularly well.

What is your outlook for the coming months?

Consumer and business confidence remains high for the most part. The Fed has indicated it will take a measured approach to increasing rates and reducing its fixed-income holdings. In our view, the European Central Bank and the Bank of England are also at least moving in the direction of allowing rates to rise. Bearing in mind that global rates outside the United States are still near historic lows, we expect rate normalization to continue, though monetary policy on the whole remains accommodative.

After a period of strong stock market gains and low volatility, an increase in volatility is certainly a possibility, but economic factors are not signaling a recession, in our view. At the same time, we believe that high-yield bonds, which rallied as investment-grade sectors sold off, are becoming less attractive as spreads tighten and we move later in the credit cycle. Overall, we see indications that commodity prices have upside, but as always, the global growth outlook, which we believe currently has a solid foundation, will be a factor.

How do you plan to position the fund in the coming market environment?

We continue to favor non-directional risk over directional risk because with a complicated global economic picture, we believe we can

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 700 Fund 7

add the most value with non-directional strategies that don’t rely on global market moves. Within directional risk, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Within the U.S. equity market, we believe it will be necessary to remain flexible as domestic policy, regulatory, and legislative processes evolve. Within fixed income, we continue to focus on less-rate-sensitive sectors such as mortgages. We also anticipate that there may be selective opportunity within commodities markets. While we have most of our directional exposure in equities and commodities today, we will continue to monitor evolving market conditions.

Thanks for your time and for bringing us up to date, Bob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	57.57%	5.27%	22.10%	4.07%	11.75%	3.77%	9.40%
After sales charge	48.51	4.57	15.08	2.85	5.33	1.75	3.11
Class B (12/23/08)
Before CDSC	48.15	4.54	17.62	3.30	9.19	2.97	8.54
After CDSC	48.15	4.54	15.62	2.95	6.31	2.06	3.54
Class C (12/23/08)
Before CDSC	47.44	4.48	17.65	3.30	9.22	2.98	8.55
After CDSC	47.44	4.48	17.65	3.30	9.22	2.98	7.55
Class M (12/23/08)
Before sales charge	50.32	4.71	19.14	3.57	10.12	3.27	8.84
After sales charge	45.05	4.29	14.97	2.83	6.27	2.05	5.04
Class P (8/31/16)
Net asset value	61.11	5.53	23.85	4.37	12.79	4.09	9.81
Class R (12/23/08)
Net asset value	53.59	4.97	20.55	3.81	10.92	3.52	9.06
Class R6 (7/2/12)
Net asset value	61.52	5.56	24.17	4.43	12.90	4.13	9.69
Class Y (12/23/08)
Net asset value	60.85	5.51	23.65	4.34	12.61	4.04	9.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Absolute Return 700 Fund 9

Comparative index returns For periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.04%	0.23%	1.29%	0.26%	1.11%	0.37%	0.69%
Bloomberg
Barclays U.S.
Aggregate Bond	40.65	3.93	10.60	2.04	7.37	2.40	0.90
Index
S&P 500 Index	260.62	15.59	102.72	15.18	35.93	10.77	23.63

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,815 and $14,744, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,505. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $16,111, $15,359, $16,152, and $16,085, respectively.

Fund price and distribution information For the 12-month period ended 10/31/17

	Class A		Class B	Class C	Class M		Class P	Class R	ClassR6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$11.28	$11.97	$11.01	$10.99	$11.08	$11.48	$11.31	$11.15	$11.35	$11.31
10/31/17	12.34	13.09	11.95	11.93	12.06	12.50	12.42	12.16	12.45	12.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

10 Absolute Return 700 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	55.52%	5.17%	20.01%	3.71%	10.48%	3.38%	7.69%
After sales charge	46.58	4.46	13.11	2.49	4.13	1.36	1.50
Class B (12/23/08)
Before CDSC	46.23	4.43	15.55	2.93	8.08	2.62	6.88
After CDSC	46.23	4.43	13.55	2.57	5.23	1.71	1.88
Class C (12/23/08)
Before CDSC	45.71	4.39	15.57	2.94	8.11	2.63	6.99
After CDSC	45.71	4.39	15.57	2.94	8.11	2.63	5.99
Class M (12/23/08)
Before sales charge	48.45	4.61	17.06	3.20	8.93	2.89	7.20
After sales charge	43.25	4.18	12.96	2.47	5.12	1.68	3.45
Class P (8/31/16)
Net asset value	59.03	5.43	21.74	4.01	11.60	3.73	8.21
Class R (12/23/08)
Net asset value	51.69	4.87	18.55	3.46	9.73	3.14	7.42
Class R6 (7/2/12)
Net asset value	59.45	5.46	22.06	4.07	11.62	3.73	8.09
Class Y (12/23/08)
Net asset value	58.77	5.41	21.54	3.98	11.42	3.67	8.03

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/16	1.21%*	1.96%*	1.96%*	1.71%*	0.82%**	1.46%*	0.86%	0.96%*
Annualized expense ratio
for the six-month period
ended 10/31/17†‡	1.16%	1.91%	1.91%	1.66%	0.79%	1.41%	0.83%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

**Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.17% from annualizing the performance fee adjustment for the six months ended 10/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.97	$9.81	$9.81	$8.53	$4.07	$7.25	$4.27	$4.69
Ending value (after expenses)	$1,041.40	$1,037.30	$1,037.40	$1,038.80	$1,043.70	$1,040.20	$1,042.70	$1,042.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Absolute Return 700 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.90	$9.70	$9.70	$8.44	$4.02	$7.17	$4.23	$4.63
Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,021.22	$1,018.10	$1,021.02	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Absolute Return 700 Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Absolute Return 700 Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 700 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 700 Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Absolute Return 700 Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of its average net assets through at least February 28, 2019. During its fiscal year ending in 2016, your fund’s expenses were sufficiently low that this limitation was not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

Absolute Return 700 Fund 19

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general

20 Absolute Return 700 Fund

Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2016. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses trailed the fund’s targeted annual return, which is the return of its benchmark plus 700 basis points, over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research

Absolute Return 700 Fund 21

and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Absolute Return 700 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 700 Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2017

24 Absolute Return 700 Fund

The fund’s portfolio 10/31/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (21.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
4.781%, 1/20/61 [i]	$608,875	$611,311
4.50%, TBA, 11/1/47	9,000,000	9,539,297
4.00%, TBA, 11/1/47	6,000,000	6,300,469
		16,451,077
U.S. Government Agency Mortgage Obligations (19.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, TBA, 11/1/47	1,000,000	1,027,969
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 11/1/47	1,000,000	1,103,984
5.50%, 1/1/38	1,135,060	1,260,673
3.00%, 11/01/42 [i]	304,116	305,545
4.00%, TBA, 11/1/47	13,000,000	13,643,906
3.50%, with due dates from 6/1/42 to 6/1/56	2,433,604	2,512,555
3.50%, TBA, 12/1/47	68,000,000	69,777,030
3.50%, TBA, 11/1/47	68,000,000	69,896,561
3.00%, TBA, 11/1/47	41,000,000	41,025,625
3.00%, 2/1/43	1,294,925	1,304,181
2.50%, TBA, 11/1/47	28,000,000	27,035,313
		228,893,342
Total U.S. government and agency mortgage obligations (cost $245,679,356)		$245,344,419

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Notes
1.75%, 4/30/22 [i]	$122,000	$120,863
1.25%, 3/31/21 [i]	188,000	184,725
1.125%, 9/30/21 [i]	23,000	22,368
Total U.S. treasury obligations (cost $327,956)		$327,956

COMMON STOCKS (19.2%)*	Shares	Value
Basic materials (2.1%)
Anhui Conch Cement Co., Ltd. (China)	602,000	$2,573,474
China Lesso Group Holdings, Ltd. (China)	2,166,000	1,446,517
China Railway Construction Corp., Ltd. (China)	1,967,500	2,469,022
Lotte Chemical Corp. (South Korea)	9,655	3,184,293
Mondi, Ltd. (South Africa)	85,438	2,049,424
PTT Global Chemical PCL (Thailand)	1,725,100	4,154,365
Sappi, Ltd. (South Africa)	321,035	2,150,262
Siam Cement PCL (The) (Thailand)	250,750	3,683,504
Sinopec Shanghai Petrochemical Co., Ltd. (China)	4,342,000	2,588,035
		24,298,896
Capital goods (0.6%)
China Railway Group, Ltd. (China)	4,366,000	3,508,962
United Tractors Tbk PT (Indonesia)	1,194,400	3,053,701
		6,562,663

Absolute Return 700 Fund 25

COMMON STOCKS (19.2%)* cont.	Shares	Value
Communication services (2.2%)
China Mobile, Ltd. (China)	77,000	$773,316
China Telecom Corp., Ltd. (China)	2,486,000	1,245,964
DISH Network Corp. Class A †	279,373	13,560,765
LG Uplus Corp. (South Korea)	204,244	2,342,603
SK Telecom Co., Ltd. (South Korea)	15,345	3,615,906
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	12,760,400	3,791,662
		25,330,216
Consumer cyclicals (2.0%)
Caesars Entertainment Corp. † S	4,198	54,364
China Dongxiang Group Co., Ltd. (China)	2,738,000	508,896
Dongfeng Motor Group Co., Ltd. (China)	1,720,000	2,359,064
Ford Otomotiv Sanayi AS (Turkey)	131,253	1,852,776
Genting Bhd (Malaysia)	1,199,700	2,564,612
Haier Electronics Group Co., Ltd. (China)	190,000	500,487
Imperial Holdings, Ltd. (South Africa)	88,817	1,272,884
Itausa — Investimentos Itau SA (Preference) (Brazil)	63,700	204,071
KOC Holding AS (Turkey)	461,841	2,064,774
Naspers, Ltd. Class N (South Africa)	2,076	505,831
Pou Chen Corp. (Taiwan)	1,381,000	1,740,016
President Chain Store Corp. (Taiwan)	157,000	1,410,733
Qualicorp SA (Brazil)	379,300	4,058,173
Smiles Fidelidade SA (Brazil)	188,700	4,931,938
		24,028,619
Consumer staples (0.5%)
China Literature, Ltd. (China) †	123	876
Gruma SAB de CV Class B (Mexico)	45,621	598,777
Hanwha Corp. (South Korea)	61,044	2,432,824
Indofood Sukses Makmur Tbk PT (Indonesia)	3,906,900	2,362,144
		5,394,621
Energy (0.9%)
China Shenhua Energy Co., Ltd. (China)	915,500	2,187,418
Halcon Resources Corp. †	32,166	211,652
PTT PCL (Foreign depositary shares) (Thailand)	254,100	3,212,583
SandRidge Energy, Inc. †	35,031	657,532
SK Innovation Co., Ltd. (South Korea)	17,824	3,261,409
Thai Oil PCL (Thailand)	277,900	853,275
Vantage Drilling International (Units) †	1,527	262,644
		10,646,513
Financials (4.6%)
Agricultural Bank of China, Ltd. (China)	8,629,000	4,059,327
Banco Santander (Brasil) S.A. (Units) (Brazil)	75,300	658,556
Bank Negara Indonesia Persero Tbk PT (Indonesia)	222,400	124,626
Bank of China, Ltd. (China)	4,912,000	2,449,263
Bank of Communications Co., Ltd. (China)	3,952,000	2,978,665
Chailease Holding Co., Ltd. (Taiwan)	845,000	2,179,778
China Cinda Asset Management Co., Ltd. (China)	6,307,000	2,449,587
China Construction Bank Corp. (China)	7,973,000	7,113,093
China Huarong Asset Management Co., Ltd. (China)	5,744,000	2,702,141
Chongqing Rural Commercial Bank Co., Ltd. (China)	2,371,000	1,610,775

26 Absolute Return 700 Fund

COMMON STOCKS (19.2%)* cont.	Shares	Value
Financials cont.
Guangzhou R&F Properties Co., Ltd. (China)	929,200	$1,979,555
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	11,521	466,352
Industrial & Commercial Bank of China, Ltd. (China)	8,556,000	6,788,725
Industrial Bank of Korea (South Korea)	306,746	4,202,750
KB Financial Group, Inc. (South Korea)	5,708	297,538
Old Mutual PLC (South Africa)	1,311,882	3,327,938
People’s Insurance Co. Group of China, Ltd. (China)	4,990,000	2,373,023
Shinhan Financial Group Co., Ltd. (South Korea)	38,093	1,706,849
Turkiye Garanti Bankasi AS (Turkey)	783,846	2,155,109
Turkiye Halk Bankasi AS (Turkey)	157,317	458,654
Turkiye Is Bankasi Class C (Turkey)	1,058,574	1,992,387
Yuanta Financial Holding Co., Ltd. (Taiwan)	2,827,000	1,256,049
		53,330,740
Health care (0.1%)
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	178,000	625,170
Hengan International Group Co., Ltd. (China)	114,000	1,123,721
		1,748,891
Technology (4.9%)
Acer, Inc. (Taiwan)	2,045,000	1,057,776
Alibaba Group Holding, Ltd. ADR (China) † S	24,101	4,456,034
Changyou.com, Ltd. ADR (China) † S	54,819	2,123,688
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,824,400	6,775,073
Pegatron Corp. (Taiwan)	761,000	1,968,136
Radiant Opto-Electronics Corp. (Taiwan)	946,000	2,101,560
Samsung Electronics Co., Ltd. (South Korea)	7,415	18,227,259
SK Hynix, Inc. (South Korea)	46,063	3,379,639
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan) S	121,326	5,135,730
Tencent Holdings, Ltd. (China)	155,500	6,972,325
Tripod Technology Corp. (Taiwan)	337,000	1,240,306
YY, Inc. ADR (China) †	41,273	3,730,666
		57,168,192
Transportation (0.3%)
Aeroflot — Russian Airlines PJSC (Russia)	155,639	480,156
AirAsia Bhd (Malaysia)	1,796,200	1,417,104
CHC Group, LLC (acquired 3/23/17, cost $27,318) (Cayman Islands) † ∆∆	1,884	13,188
MISC Bhd (Malaysia)	859,700	1,411,342
		3,321,790
Utilities and power (1.0%)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	373,000	3,397,854
Cia de Transmissao de Energia Eletrica Paulista (Preference) (Brazil)	102,000	2,073,488
CPFL Energia SA (Brazil)	271,500	2,282,350
Tenaga Nasional Bhd (Malaysia)	1,187,900	4,208,929
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	14,142	14,849
Transneft PJSC (Preference) (Russia)	93	294,881
		12,272,351
Total common stocks (cost $185,739,488)		$224,103,492

Absolute Return 700 Fund 27

	Principal
COMMODITY LINKED NOTES (11.7%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.11%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$5,400,000	$5,488,309
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	11,000,000	12,077,856
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.11%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	7,400,000	7,802,814
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2018 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	7,422,000	7,717,178
Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 1-month
USD LIBOR less 0.12%, 2018 (Indexed to the Citi Commodities
F3 vs F0 – 4x Leveraged CVIC4X30 Index multiplied by 3)	11,480,000	11,814,849
Deutsche Bank AG/London 144A sr. unsec. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return Index multiplied by 3)	23,651,000	27,302,714
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month
LIBOR less 0.13%, 2018 (Indexed to the S&P GSCI Total Return Index
multiplied by 3)	23,651,000	27,290,605
Bank of America Corp. 144A sr. unsec. notes 1-month LIBOR less 0.11%,
2018 (Indexed to the S&P GSCI Index Total Return multiplied by 3)	19,600,000	23,454,108
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed
to the UBSIF3AT Index multiplied by 3) (United Kingdom)	13,452,480	13,887,648
Total commodity Linked Notes (cost $123,056,480)		$136,836,081

INVESTMENT COMPANIES (10.0%)*	Shares	Value
Consumer Discretionary Select Sector SPDR Fund S	176,000	$16,190,240
Consumer Staples Select Sector SPDR Fund S	289,800	15,385,482
Financial Select Sector SPDR Fund	609,200	16,204,720
iShares MSCI India ETF (India) S	581,523	20,495,778
Technology Select Sector SPDR Fund S	268,700	16,914,665
Utility Select Sector SPDR Fund S	572,400	31,550,688
Total investment companies (cost $109,680,770)		$116,741,573

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)*	amount	Value
Agency collateralized mortgage obligations (5.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.95%,
13.779%, 6/15/34	$208,015	$246,090
IFB Ser. 3747, Class SA, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.261%, 10/15/40	2,414,917	402,629
IFB Ser. 4073, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.811%, 8/15/38	5,664,738	467,752
IFB Ser. 3852, Class NT (-1 x 1 Month US LIBOR) + 6.00%,
4.761%, 5/15/41	1,192,068	1,175,808
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	963,068	186,680
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	8,004,288	1,280,686
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	4,894,479	811,015
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	4,192,896	743,203
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	3,024,218	398,344
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,478,017	381,300

28 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4121, Class MI, IO, 4.00%, 10/15/42	$3,176,834	$599,627
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	2,418,269	461,162
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,748,712	239,544
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	2,487,307	169,353
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,323,896	254,169
Ser. 303, Class C18, IO, 3.50%, 1/15/43	3,597,234	664,196
Ser. 4663, Class KI, IO, 3.50%, 11/15/42	3,209,422	357,048
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,587,889	340,610
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	2,658,672	342,846
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,510,418	318,509
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,564,638	463,082
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	6,182,338	717,831
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,733,997	159,181
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,656,437	353,173
FRB Ser. 8, Class A9, IO, 0.456%, 11/15/28 W	123,646	1,700
FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43 W	329,973	3,248
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	509,402	3,741
Federal National Mortgage Association
IFB Ser. 05-74, Class NK (-5 x 1 Month US LIBOR) + 27.50%,
21.311%, 5/25/35	43,931	59,972
IFB Ser. 05-122, Class SE (-3.5 x 1 Month US LIBOR) + 23.10%,
18.767%, 11/25/35	98,698	131,435
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.424%, 5/25/40	545,863	631,013
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,229,119	767,558
Ser. 397, Class 2, IO, 5.00%, 9/25/39	27,174	5,580
Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	2,123,729	361,933
Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	5,455,871	862,300
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	2,368,789	391,395
Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	4,624,120	804,301
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	3,413,330	692,821
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	2,915,923	397,245
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,422,480	202,911
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,006,800	190,348
Ser. 14-10, IO, 3.50%, 8/25/42	2,046,648	324,113
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,743,836	195,411
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	2,640,575	369,721
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,129,375	237,176
Ser. 6, Class BI, IO, 3.00%, 12/25/42	3,570,782	236,579
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,984,855	154,706
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,409,525	150,788
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,624,759	251,827
Ser. 98-W5, Class X, IO, 0.525%, 7/25/28 W	243,902	11,890
Ser. 98-W2, Class X, IO, 0.387%, 6/25/28 W	798,974	38,950
Ser. 08-36, Class OV, PO, zero %, 1/25/36	14,645	12,645
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO (-1 x 1 Month US LIBOR) + 6.71%,
5.466%, 11/16/36	759,130	56,813
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	3,698,190	718,928

Absolute Return 700 Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	$2,528,148	$515,970
Ser. 14-76, IO, 5.00%, 5/20/44	1,977,052	412,513
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,256,181	420,210
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,996,329	883,512
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	685,398	148,213
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	64,397	4,739
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	576,919	125,322
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	999,082	209,847
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,781,836	605,202
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,482,475	524,324
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.911%, 9/20/43	614,158	96,920
IFB Ser. 13-99, Class VS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.861%, 7/16/43	702,227	108,684
IFB Ser. 11-17, Class S, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.811%, 2/20/41	2,205,560	338,163
IFB Ser. 10-134, Class ES, IO (-1 x 1 Month US LIBOR) + 6.00%,
4.761%, 11/20/39	3,785,452	340,691
Ser. 16-49, IO, 4.50%, 11/16/45	3,770,624	786,855
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,777,884	738,661
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,328,649	294,269
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	833,257	131,755
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	96,286	12,310
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,431,765	281,829
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	670,971	131,880
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,266,162	246,396
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	909,633	178,182
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	594,503	136,831
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	2,874,085	304,711
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	495,776	21,064
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	2,654,766	432,647
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,512,186	158,571
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,718,054	301,055
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,780,223	837,573
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	4,689,449	800,653
Ser. 15-40, IO, 4.00%, 3/20/45	1,038,412	216,437
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,303,893	184,476
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,071,955	168,834
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	726,636	118,231
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,155,308	199,225
Ser. 14-104, IO, 4.00%, 3/20/42	3,854,394	596,643
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,636,631	247,112
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	1,610,734	93,277
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,983,517	385,618
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	2,872,483	380,259
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,438,949	284,371
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,601,821	242,285
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,302,119	136,909

30 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	$2,055,023	$284,251
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,441,503	222,928
Ser. 12-145, IO, 3.50%, 12/20/42	1,210,171	240,328
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	757,132	115,962
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,152,616	147,155
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,823,567	199,389
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,825,761	209,050
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	1,293,064	89,343
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	3,462,898	347,699
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,632,678	138,637
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	4,610,293	592,399
Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,060,436	221,928
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	2,560,450	361,664
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	3,242,572	292,845
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,785,560	336,585
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	6,596,350	597,471
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	7,695,932	607,209
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,098,413	230,139
Ser. 15-H22, Class GI, IO, 2.573%, 9/20/65 W	5,400,591	730,160
Ser. 16-H23, Class NI, IO, 2.422%, 10/20/66 W	8,871,130	1,209,135
Ser. 16-H04, Class HI, IO, 2.365%, 7/20/65 W	3,372,168	365,206
Ser. 17-H02, Class BI, IO, 2.342%, 1/20/67 W	4,812,746	660,790
FRB Ser. 16-H16, Class DI, IO, 2.262%, 6/20/66 W	4,359,887	553,161
FRB Ser. 15-H16, Class XI, IO, 2.226%, 7/20/65	7,792,410	900,803
Ser. 15-H20, Class CI, IO, 2.204%, 8/20/65 W	9,068,597	1,074,674
Ser. 17-H11, Class NI, IO, 2.188%, 5/20/67 W	11,073,689	1,507,871
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	2,941,995	316,264
Ser. 15-H25, Class BI, IO, 2.062%, 10/20/65 W	9,401,194	1,012,509
Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65 W	13,852,283	1,058,855
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	6,554,317	717,042
Ser. 15-H26, Class DI, IO, 1.95%, 10/20/65 W	6,708,406	739,937
Ser. 15-H09, Class AI, IO, 1.946%, 4/20/65 W	6,987,759	678,567
Ser. 16-H03, Class AI, IO, 1.923%, 1/20/66 W	6,412,486	665,295
Ser. 15-H19, Class NI, IO, 1.914%, 7/20/65 W	11,105,433	1,172,734
Ser. 16-H02, Class BI, IO, 1.87%, 11/20/65 W	7,477,152	776,166
Ser. 15-H25, Class EI, IO, 1.85%, 10/20/65 W	7,774,913	768,161
Ser. 15-H18, Class IA, IO, 1.827%, 6/20/65 W	5,526,421	429,403
Ser. 15-H10, Class CI, IO, 1.811%, 4/20/65 W	11,516,624	1,214,532
Ser. 15-H26, Class GI, IO, 1.795%, 10/20/65 W	6,687,904	678,153
Ser. 14-H21, Class AI, IO, 1.737%, 10/20/64 W	6,913,289	627,118
Ser. 15-H26, Class EI, IO, 1.717%, 10/20/65 W	8,410,794	827,622
Ser. 16-H04, Class KI, IO, 1.708%, 2/20/66 W	6,168,091	528,143
Ser. 17-H14, Class DI, IO, 1.707%, 6/20/67 W	12,934,531	1,087,315
Ser. 15-H09, Class BI, IO, 1.691%, 3/20/65 W	9,974,596	876,009
Ser. 16-H07, Class HI, IO, 1.676%, 2/20/66 W	8,209,665	863,435
Ser. 15-H10, Class EI, IO, 1.636%, 4/20/65 W	10,600,476	633,813
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W	9,246,176	810,890
Ser. 15-H24, Class BI, IO, 1.615%, 8/20/65 W	12,257,566	697,357

Absolute Return 700 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H14, Class BI, IO, 1.587%, 5/20/65 W	$13,810,633	$825,793
Ser. 11-H15, Class AI, IO, 1.57%, 6/20/61 W	5,474,211	345,560
Ser. 16-H08, Class GI, IO, 1.435%, 4/20/66 W	10,034,573	638,681
Ser. 15-H26, Class CI, IO, 0.539%, 8/20/65 W	24,925,940	406,293
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	22,225	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	62,641	548
FRB Ser. 98-3, IO, zero %, 9/19/27 W	29,082	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	44,991	—
		65,217,092
Commercial mortgage-backed securities (1.7%)
Bank of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.218%, 1/15/49 W	680,098	2,554
Bank of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.341%, 2/10/51 (In default) † W	479,703	313,539
Bank of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.429%, 11/10/42 W	429,000	171,716
Ser. 05-3, Class AJ, 4.767%, 7/10/43 W	82,558	68,100
Bank of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.048%, 7/10/42 W	96,862	34
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.531%, 1/12/45 W	459,000	415,395
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	431,000	427,026
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	488,756
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.301%, 3/11/39 W	727,341	568,526
FRB Ser. 06-PW11, Class C, 5.301%, 3/11/39 (In default) † W	384,000	155,973
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44	604,000	479,876
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	391,000	263,193
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	126,233	1
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	23,382	23,722
GS Mortgage Securities Trust 144A FRB Ser. 13-GC10, Class E,
4.412%, 2/10/46 W	750,000	586,727
GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X, IO,
0.866%, 11/10/39 W	6,104,771	158,724
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47 W	1,623,000	1,440,599
FRB Ser. 13-C14, Class E, 4.569%, 8/15/46 W	816,000	668,680
FRB Ser. 13-C12, Class E, 4.091%, 7/15/45 W	1,000,000	742,391
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.943%, 4/17/45 W	619,000	92,850
FRB Ser. 07-LDPX, Class X, IO, 0.142%, 1/15/49 W	1,789,964	15,229
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.322%, 2/12/51 W	458,000	448,840
FRB Ser. 12-C6, Class F, 5.136%, 5/15/45 W	432,000	379,737

32 Absolute Return 700 Fund

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	$370,000	$261,836
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	800,000	590,422
LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39 (In default) † W	1,187,000	66,828
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39 (In default) † W	509,000	45,693
FRB Ser. 07-C2, Class XW, IO, 0.26%, 2/15/40 W	188,290	24
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	110,023	109,040
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.511%, 12/12/49 W	1,372,058	10,976
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.697%, 8/15/47 W	699,000	594,127
FRB Ser. 12-C6, Class F, 4.595%, 11/15/45 W	844,000	675,669
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	2,827,000	2,011,187
FRB Ser. 13-C11, Class E, 4.369%, 8/15/46 W	750,000	570,014
FRB Ser. 13-C11, Class F, 4.369%, 8/15/46 W	1,024,000	739,095
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587%, 2/12/44 W	2,100,000	126,058
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	1,181,000	244,538
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,795,000	1,704,781
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.155%, 7/15/49 W	795,000	680,719
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.291%, 10/15/44 W	569,000	543,395
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.765%, 10/15/45 W	233,000	182,829
FRB Ser. 13-LC12, Class D, 4.294%, 7/15/46 W	827,000	768,948
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	305,000	294,894
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	533,000	439,355
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	851,000	723,366
FRB Ser. 12-C10, Class E, 4.448%, 12/15/45 W	381,000	288,131
Ser. 13-C12, Class E, 3.50%, 3/15/48	570,000	418,668
Ser. 13-C14, Class E, 3.25%, 6/15/46	360,000	249,915
		20,252,696
Residential mortgage-backed securities (non-agency) (1.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, 1 Month US LIBOR + 0.19%, 1.427%, 5/25/47	328,969	237,357
BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 1 Month
US LIBOR + 0.17%, 1.407%, 6/26/35	716,596	706,466
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 1 Month
US LIBOR + 2.93%, 4.163%, 4/25/34	208,837	210,697
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 1 Month
US LIBOR + 6.30%, 7.538%, 7/25/25 (Bermuda)	919,000	955,000
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
1 Month US LIBOR + 0.35%, 1.588%, 3/25/37	942,469	788,317

Absolute Return 700 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A6, 1 Month US LIBOR + 0.82%,
2.058%, 8/25/35	$492,378	$443,140
FRB Ser. 06-OA10, Class 1A1, 1 Month US LIBOR + 0.96%,
1.904%, 8/25/46	653,923	572,326
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, 1 Month US LIBOR + 0.62%, 1.858%, 4/25/35	465,988	392,597
Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, 1 Month
US LIBOR + 10.00%, 11.238%, 7/25/28	398,787	525,227
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
1 Month US LIBOR + 12.25%, 13.488%, 9/25/28	1,309,528	1,896,976
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
1 Month US LIBOR + 11.75%, 12.988%, 8/25/28	999,729	1,381,137
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.938%, 4/25/28	1,106,711	1,246,168
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.788%, 4/25/28	137,467	152,306
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
1 Month US LIBOR + 5.00%, 6.238%, 7/25/25	372,643	411,306
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.238%, 7/25/25	131,433	143,560
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
1 Month US LIBOR + 4.85%, 6.088%, 10/25/29	290,000	304,980
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
1 Month US LIBOR + 4.55%, 5.788%, 2/25/25	133,027	141,948
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.488%, 4/25/29	40,000	44,746
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	106,531	114,078
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	171,484	181,437
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
1 Month US LIBOR + 3.60%, 4.838%, 1/25/30	190,000	180,647
GSAA Trust FRB Ser. 07-6, Class 1A1, 1 Month US LIBOR + 0.12%,
1.358%, 5/25/47	302,894	244,632
MortgageIT Trust FRB Ser. 04-1, Class M2, 1 Month
US LIBOR + 1.01%, 2.243%, 11/25/34	228,354	216,381
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 1 Month US LIBOR + 0.18%, 1.418%, 1/25/37	822,184	774,232
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 3.502%, 3/25/36 W	140,616	142,452
		12,408,113
Total mortgage-backed securities (cost $102,018,694)		$97,877,901

34 Absolute Return 700 Fund

		Principal
CORPORATE BONDS AND NOTES (6.3%)*		amount	Value
Basic materials (1.1%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23		$1,275,000	$1,343,531
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		1,045,000	1,205,669
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)		2,585,000	2,730,406
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		415,000	439,900
Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)		295,000	289,100
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		440,000	454,300
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)		520,000	538,850
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)		500,000	520,000
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23		1,050,000	1,176,000
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		2,310,000	2,448,600
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		1,073,000	1,129,333
			12,275,689
Capital goods (0.5%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19		1,011,000	1,104,518
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		1,000,000	1,047,500
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		1,210,000	1,344,613
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		1,190,000	1,222,725
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)		467,000	504,360
			5,223,716
Communication services (0.9%)
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		2,500,000	2,646,875
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		3,000,000	3,052,500
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)		2,015,000	1,992,331
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	197,500
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		26,000	16,299
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,620,000
Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	115,000	144,994
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$1,955,000	1,422,263
			11,092,762

Absolute Return 700 Fund 35

	Principal
CORPORATE BONDS AND NOTES (6.3%)* cont.	amount	Value
Consumer cyclicals (0.6%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	$1,000,000	$1,043,750
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	2,500,000	2,609,375
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	1,805,000	1,949,400
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	885,000	652,688
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	530,000	560,475
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	390,000	394,388
		7,210,076
Consumer staples (0.1%)
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	1,500,000	1,584,375
		1,584,375
Energy (0.8%)
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	198,000	130,680
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	507,000	545,502
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	943,000	981,899
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,048,000	1,074,200
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,340,000	1,488,070
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	694,000	744,315
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	3,683,000	1,064,387
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,495,000	1,476,313
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,000,000	2,082,500
		9,587,866
Financials (1.1%)
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	1,880,000	2,002,200
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	645,000	670,800
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	1,905,000	1,982,781
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19	1,430,000	1,437,150
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	54,000	51,165
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	200,000	232,000
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	1,000,000	1,040,000

36 Absolute Return 700 Fund

	Principal
CORPORATE BONDS AND NOTES (6.3%)* cont.	amount	Value
Financials cont.
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	$1,000,000	$1,045,000
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,000,000	922,500
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23	15,798	17,575
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	250,000	283,973
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	200,000	217,287
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	2,600,000	2,827,500
		12,729,931
Health care (0.4%)
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	1,860,000	1,892,550
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	2,275,000	244,563
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	656,513
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	1,841,000	1,555,645
		4,349,271
Technology (0.4%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	1,000,000	840,000
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	2,000,000	2,140,040
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,005,000	2,090,213
		5,070,253
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,834,000	1,934,870
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	2,358,000	2,558,430
		4,493,300
Total corporate bonds and notes (cost $72,635,944)		$73,617,239

	Principal
SENIOR LOANS (2.6%)*c	amount	Value
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.30%, 8/4/25	$1,488,000	$1,533,106
Avaya, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD 3 Month
+ 5.50%, 6.814%, 3/31/18 (In default) †	1,461,118	1,207,248
Builders FirstSource, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.333%, 2/29/24	2,024,935	2,030,418
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.25%, 3/24/25	997,613	1,020,060
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.814%, 8/23/21	735,000	787,920
Del Monte Foods, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.69%, 8/18/21	1,000,000	543,333

Absolute Return 700 Fund 37

	Principal
SENIOR LOANS (2.6%)*[c] cont.	amount	Value
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 6.00%, 7.242%, 9/2/23	$564,300	$566,517
Dynegy Finance IV, Inc. bank term loan FRN Ser. C, BBA LIBOR USD
3 Month + 3.25%, 4.492%, 2/7/24	907,572	912,286
Freedom Mortgage Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 5.50%, 6.956%, 2/23/22	987,500	1,003,547
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 5.992%, 4/16/21	1,200,000	1,168,000
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.083%, 1/30/19	1,617,000	1,207,697
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.551%, 10/21/23	2,084,250	1,987,853
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.24%, 8/7/20	1,473,750	1,482,961
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.488%, 10/25/20	1,383,440	1,088,767
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.083%, 6/30/21	987,245	990,063
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.742%, 9/7/23	2,479,950	2,137,407
Rite Aid Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.88%, 5.125%, 6/21/21	1,000,000	1,002,500
Scientific Games International, Inc. bank term loan FRN Ser. B4,
BBA LIBOR USD 3 Month + 3.25%, 4.516%, 8/14/24	1,535,250	1,552,043
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 9.742%, 3/19/21	2,098,642	2,035,683
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 4.061%, 9/2/21	706,115	706,807
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.78%, 5.684%, 11/30/23	1,393,448	1,397,803
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.49%, 8/18/23	1,153,350	1,162,000
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 10/15/22	206,530	206,487
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.50%, 8/4/23	1,891,138	1,896,204
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.75%, 4.084%, 8/4/23	434,571	435,736
Total senior loans (cost $31,499,935)		$30,062,446

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	$535,000	$568,849
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)	225,000	252,000
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	200,000	212,300
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	225,000	245,250
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%,
1/27/45 (Brazil)	1,065,000	987,788

38 Absolute Return 700 Fund

FOREIGN GOVERNMENT AND AGENCY			Principal
BONDS AND NOTES (0.8%)* cont.			amount	Value
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)		BRL	3,520	$1,130,609
Buenos Aires (Province of) unsec. FRN Argentina Deposit Rates
BADLAR + 3.83%, 25.58%, 5/31/22 (Argentina)		ARS	7,360,000	444,955
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)			$1,770,000	1,960,629
Egypt (Arab Republic of) notes Ser. REGS, 8.50%, 1/31/47 (Egypt)		EGP	280,000	317,450
Egypt (Arab Republic of) 144A sr. unsec. bonds 8.50%,
1/31/47 (Egypt)			$405,000	459,169
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)			365,000	408,707
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)			950,000	1,173,250
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)			1,200,000	1,181,952
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)			125,000	219,219
Total foreign government and agency bonds and notes (cost $9,029,049)				$9,562,127

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
China State Construction Engineering Corp., Ltd.
144A (China)	1/22/18	$0.00	1,880,991	$2,696,292
Halcon Resources Corp.	9/9/20	14.04	8,737	3,495
Total warrants (cost $2,536,720)				$2,699,787

			Principal
ASSET-BACKED SECURITIES (0.1%)*			amount	Value
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.138%, 2/25/49			$592,333	$592,333
Total asset-backed securities (cost $592,333)				$592,333

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$8,695,000	$28,694
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		3,912,800	22,499
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		3,912,800	19,407
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234		11,425,400	13,025
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		8,695,000	11,564
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172		11,425,400	5,256
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214		3,478,000	452
Citibank, N.A.
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276		18,280,600	38,572
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		382,600	32,643
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.464		18,280,600	25,958
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		1,116,000	11,673
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		1,739,000	11,304
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		1,739,000	8,260
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301		9,140,300	8,043

Absolute Return 700 Fund 39

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date cont.	date/strike	amount	Value
Citibank, N.A. cont.
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.429	$13,724,000	$7,685
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245	13,724,000	4,392
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175	5,217,000	4,226
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	1,739,000	2,591
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175	3,478,000	1,461
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248	1,739,000	1,409
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	1,739,000	1,252
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525	5,217,000	835
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	1,116,000	569
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541	6,956,000	7
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.18	1,739,000	26,433
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	6,956,000	20,312
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655	1,739,000	3,878
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975	3,441,000	34
Goldman Sachs International
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30	9,140,300	30,346
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.41875	18,280,600	26,507
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245	11,425,400	16,110
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	4,173,600	13,522
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695	730,400	8,882
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27	834,700	7,913
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485	347,800	7,725
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156	11,425,400	6,969
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125	18,280,600	6,215
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175	3,165,000	4,494
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	4,173,600	42
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95	6,862,000	7
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	8,695,000	29,389
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	3,912,800	22,694
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425	9,140,300	21,754
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	3,912,800	19,173
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	8,695,000	11,130
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	1,739,000	4,782
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	1,739,000	3,756
Total purchased swap options outstanding (cost $1,081,192)			$553,844

40 Absolute Return 700 Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Oct-18/$225.00	$32,189,008	$125,176	$675,483
USD/JPY (Call)	Jan-18/JPY 115.00	25,332,100	25,332,100	211,523
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-18/$215.00	30,936,945	120,307	363,467
SPDR S&P 500 ETF Trust (Put)	Jul-18/215.00	31,006,890	120,579	331,833
SPDR S&P 500 ETF Trust (Put)	Jun-18/210.00	31,006,890	120,579	229,711
Goldman Sachs International
USD/CNH (Put)	Dec-17/CNH 6.50	31,702,900	31,702,900	17,912
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-18/$215.00	31,098,435	120,935	432,281
SPDR S&P 500 ETF Trust (Put)	May-18/210.00	33,128,892	128,831	189,205
USD/JPY (Put)	Jan-18/JPY 107.00	62,911,200	62,911,200	113,555
Total purchased options outstanding (cost $5,008,295)				$2,564,970

		Principal
CONVERTIBLE BONDS AND NOTES (0.0%)*		amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $67,081) (Cayman Islands) ∆∆		$96,895	$135,653
Total convertible bonds and notes (cost $71,644)			$135,653

	Principal amount/
SHORT-TERM INVESTMENTS (45.7%)*		shares	Value
Alpine Securitization, Ltd. asset backed commercial paper
1.456%, 1/30/18		$5,500,000	$5,479,813
Apple, Inc. commercial paper 1.203%, 12/19/17		5,250,000	5,241,861
Chariot Funding, LLC asset backed commercial paper
1.211%, 11/10/17		5,500,000	5,498,130
CHARTA, LLC asset backed commercial paper 1.294%, 11/6/17		5,500,000	5,498,893
Coca-Cola Co. (The) commercial paper 1.234%, 11/15/17		5,500,000	5,497,456
Export Development Canada commercial paper
1.234%, 11/13/17		5,500,000	5,497,799
Thunder Bay Funding, LLC asset backed commercial paper
1.232%, 11/13/17		5,500,000	5,497,561
Interest in $254,000,000 joint tri-party repurchase agreement dated 10/31/17 with RBC Capital Markets, LLC due 11/1/17 —
maturity value of $90,341,635 for an effective yield of 1.050%
(collateralized by various mortgage backed securities with
coupon rates ranging from 0.000% to 6.000% and due dates
ranging from 4/1/19 to 9/1/47, valued at $259,087,557)		90,339,000	90,339,000
Interest in $275,000,000 joint tri-party repurchase agreement dated 10/31/17 with HSBC Bank USA, National Association due
11/1/17 — maturity value of $48,345,397 for an effective yield of 1.040% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due dates ranging from
8/20/45 to 2/20/46, valued at $280,500,406)		48,344,000	48,344,000
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.96% P	Shares	7,166,000	7,166,000
Putnam Short Term Investment Fund 1.22% L	Shares	232,990,107	232,990,107
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	60,230,600	60,230,600
U.S. Treasury Bills 1.021%, 12/7/17 # ∆		$7,785,000	7,777,332

Absolute Return 700 Fund 41

	Principal amount/
SHORT-TERM INVESTMENTS (45.7%)* cont.	shares	Value
U.S. Treasury Bills 1.029%, 12/14/17 §	$5,668,000	$5,661,441
U.S. Treasury Bills 1.043%, 1/11/18 # ∆ §	6,843,000	6,828,931
U.S. Treasury Bills 1.056%, 1/18/18 # ∆ §	21,168,000	21,118,240
U.S. Treasury Bills 1.059%, 2/1/18 # ∆ §	4,706,000	4,692,350
U.S. Treasury Bills 1.067%, 2/8/18 # ∆ §	1,690,000	1,684,794
U.S. Treasury Bills 1.081%, 2/15/18 # ∆ §	8,636,000	8,607,503
Total short-term investments (cost $533,657,181)		$533,651,811

TOTAL INVESTMENTS
Total investments (cost $1,422,615,037)		$1,474,671,632

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

42 Absolute Return 700 Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,168,230,387.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $148,841, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $7,125,910 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $11,859,788 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $14,070,227 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $135,024,187 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Absolute Return 700 Fund 43

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.5%	Thailand	0.8%
China	5.4	Indonesia	0.8
South Korea	3.1	Malaysia	0.7
Germany	1.9	South Africa	0.7
Taiwan	1.8	Turkey	0.6
Brazil	1.6	Other	2.0
United Kingdom	1.6	Total	100.0%
India	1.5
Canada	1.0

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $273,645,166)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	1/17/18	$1,923,835	$2,033,056	$(109,221)
	British Pound	Buy	12/20/17	3,193,513	3,167,123	26,390
	Euro	Sell	12/20/17	6,310,406	6,345,850	35,444
	Norwegian Krone	Buy	12/20/17	3,075,938	3,164,769	(88,831)
	Russian Ruble	Buy	12/20/17	31,241	58,108	(26,867)
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	3,899,831	4,009,040	(109,209)
	Euro	Sell	12/20/17	3,565,832	3,673,926	108,094
	Japanese Yen	Sell	11/15/17	3,126,426	3,149,026	22,600
	Swedish Krona	Sell	12/20/17	3,212,995	3,210,420	(2,575)
Citibank, N.A.
	Brazilian Real	Buy	1/3/18	434,364	494,012	(59,648)
	British Pound	Sell	12/20/17	4,522,315	4,361,978	(160,337)
	Euro	Buy	12/20/17	416,527	420,901	(4,374)
	New Zealand Dollar	Sell	1/17/18	3,083,481	3,136,844	53,363
	Norwegian Krone	Buy	12/20/17	6,163,716	6,370,210	(206,494)
	Russian Ruble	Buy	12/20/17	9,635,673	9,513,965	121,708
	Swedish Krona	Buy	12/20/17	1,717,869	1,722,020	(4,151)
Credit Suisse International
	Australian Dollar	Buy	1/17/18	2,886,976	2,949,607	(62,631)
	Canadian Dollar	Buy	1/17/18	1,624,375	1,675,495	(51,120)
	Euro	Buy	12/20/17	3,092,887	3,189,486	(96,599)
	Japanese Yen	Sell	11/15/17	6,266,062	6,438,363	172,301
	Swedish Krona	Sell	12/20/17	9,607,776	10,051,373	443,597

44 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $273,645,166) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	$1,472,360	$1,504,123	$(31,763)
	Brazilian Real	Sell	1/3/18	1,682,540	1,577,322	(105,218)
	British Pound	Sell	12/20/17	1,282,912	1,261,226	(21,686)
	Euro	Sell	12/20/17	6,262,632	6,297,808	35,176
	Hungarian Forint	Buy	12/20/17	41,040	34,747	6,293
	Indonesian Rupiah	Buy	11/15/17	3,109,824	3,135,566	(25,742)
	Indonesian Rupiah	Sell	11/15/17	3,109,824	3,138,835	29,011
	Japanese Yen	Sell	11/15/17	425,243	439,643	14,400
	New Zealand Dollar	Sell	1/17/18	3,031,064	3,111,395	80,331
	Norwegian Krone	Buy	12/20/17	8,332,709	8,618,579	(285,870)
	South African Rand	Buy	1/17/18	154,716	140,884	13,832
	Swedish Krona	Buy	12/20/17	3,306,324	3,404,167	(97,843)
	Swiss Franc	Buy	12/20/17	1,258,517	1,290,397	(31,880)
	Swiss Franc	Sell	12/20/17	1,251,880	1,301,426	49,546
	Turkish Lira	Buy	12/20/17	22,296	455,349	(433,053)
HSBC Bank USA, National Association
	Canadian Dollar	Sell	1/17/18	3,169,156	3,187,389	18,233
	Euro	Sell	12/20/17	6,225,488	6,340,338	114,850
	Japanese Yen	Sell	11/15/17	3,035,443	3,170,112	134,669
	Mexican Peso	Sell	1/17/18	2,859,182	2,991,933	132,751
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/17/18	1,530,333	1,585,238	54,905
	British Pound	Sell	12/20/17	3,164,250	3,100,064	(64,186)
	Canadian Dollar	Buy	1/17/18	4,726,659	4,879,512	(152,853)
	Euro	Sell	12/20/17	1,778,711	1,781,712	3,001
	Indonesian Rupiah	Buy	11/15/17	3,109,824	3,131,381	(21,557)
	Indonesian Rupiah	Sell	11/15/17	3,109,824	3,139,302	29,478
	Japanese Yen	Sell	11/15/17	3,114,643	3,208,398	93,755
	New Zealand Dollar	Buy	1/17/18	1,523,869	1,602,379	(78,510)
	Norwegian Krone	Buy	12/20/17	6,094,373	6,303,980	(209,607)
	Swedish Krona	Sell	12/20/17	3,138,525	3,208,729	70,204
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	2,859,443	2,942,784	(83,341)
	Canadian Dollar	Sell	1/17/18	3,064,350	3,162,423	98,073
	Euro	Buy	12/20/17	2,931,579	3,027,429	(95,850)
	Japanese Yen	Sell	11/15/17	1,868,991	2,040,180	171,189
	New Zealand Dollar	Buy	1/17/18	2,296,192	2,438,190	(141,998)
	Norwegian Krone	Buy	12/20/17	4,176,498	4,301,905	(125,407)
	Swedish Krona	Sell	12/20/17	3,024,745	3,192,833	168,088
	Turkish Lira	Buy	12/20/17	8,948,938	9,741,328	(792,390)
	Turkish Lira	Sell	12/20/17	9,135,517	9,648,089	512,572

Absolute Return 700 Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $273,645,166) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	$6,228,028	$6,327,196	$(99,168)
	British Pound	Sell	12/20/17	3,116,365	3,185,835	69,470
	Euro	Buy	12/20/17	5,523,372	5,656,119	(132,747)
	New Zealand Dollar	Buy	1/17/18	1,224,672	1,336,595	(111,923)
	Norwegian Krone	Buy	12/20/17	7,726,747	8,106,879	(380,132)
	Swedish Krona	Buy	12/20/17	558,953	528,478	30,475
UBS AG
	Australian Dollar	Buy	1/17/18	4,557,579	4,644,268	(86,689)
	Euro	Sell	12/20/17	6,195,820	6,340,534	144,714
	Japanese Yen	Sell	11/15/17	9,319,956	9,512,957	193,001
	New Zealand Dollar	Sell	1/17/18	3,164,875	3,176,931	12,056
	Norwegian Krone	Buy	12/20/17	5,891,478	6,151,742	(260,264)
	Swedish Krona	Buy	12/20/17	3,073,193	3,157,435	(84,242)
	Swedish Krona	Sell	12/20/17	3,022,492	3,165,672	143,180
WestPac Banking Corp.
	Australian Dollar	Sell	1/17/18	3,072,599	3,155,664	83,065
	Euro	Sell	12/20/17	3,043,712	3,069,454	25,742
	Japanese Yen	Sell	11/15/17	3,050,703	3,156,740	106,037
Unrealized appreciation						3,621,594
Unrealized depreciation						(4,935,976)
Total						$(1,314,382)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
DAX Index (Short)	5	$1,926,308	$1,925,205	Dec-17	$(105,506)
Euro-CAC 40 Index (Short)	140	8,974,710	8,971,787	Nov-17	(235,241)
FTSE 100 Index (Short)	25	2,487,984	2,479,490	Dec-17	(42,891)
S&P 500 Index E-Mini (Long)	97	12,490,011	12,477,595	Dec-17	210,568
S&P Mid Cap 400 Index E-Mini (Long)	580	106,435,800	106,366,200	Dec-17	5,381,245
SPI 200 Index (Short)	12	1,356,740	1,351,914	Dec-17	(37,467)
Tokyo Price Index (Long)	195	30,285,581	30,234,818	Dec-17	3,315,111
U.S. Treasury Note 10 yr (Long)	1,414	176,661,625	176,661,625	Dec-17	(1,507,064)
Unrealized appreciation					8,906,924
Unrealized depreciation					(1,928,169)
Total					$6,978,755

46 Absolute Return 700 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $2,839,224)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506	$3,478,000	$209
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	3,912,800	8,569
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	3,912,800	11,621
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	8,695,000	18,173
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296	11,425,400	28,564
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	8,695,000	35,301
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755	6,956,000	7
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	3,478,000	174
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212	9,140,300	457
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00	5,217,000	887
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,739,000	3,530
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05	5,217,000	4,226
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398	2,608,500	5,191
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39	9,140,300	9,140
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635	3,478,000	14,051
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	3,478,000	14,712
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	6,862,000	15,988
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,739,000	19,233
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	6,862,000	23,125
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208	1,739,000	32,989
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	9,140,300	37,932
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	9,140,300	50,729
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	6,956,000	3,617
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155	2,608,500	8,008
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295	5,217,000	27,337
Goldman Sachs International
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	6,956,000	7
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525	6,862,000	7
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025	9,140,300	3,199
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	6,956,000	13,356
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	6,956,000	14,816
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	939,100	15,674
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	9,140,300	19,926
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293	11,425,400	33,819
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	9,140,300	53,928
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525	9,140,300	3,291
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205	560,000	3,942
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115	560,000	4,278
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	3,912,800	8,334
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	3,912,800	11,856
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	8,695,000	17,651

Absolute Return 700 Fund 47

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $2,839,224) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A. cont.
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	$8,695,000	$35,910
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	228,528
Total			$842,292

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $301,880)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Call)	Jan-18/JPY 118.00	$25,332,100	$25,332,100	$67,459
Goldman Sachs International
USD/CNH (Put)	Dec-17/CNH 6.40	31,702,900	31,702,900	2,061
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-17/264.00	38,399,695	149,328	25,351
USD/JPY (Put)	Jan-18/JPY 103.00	62,911,200	62,911,200	27,178
Total				$122,049

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$869,500	$(33,997)	$87
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	869,500	(17,390)	(43)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	521,700	(55,978)	(2,259)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	521,700	(18,390)	(2,765)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	869,500	(33,997)	(3,252)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	521,700	(55,978)	(3,706)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	869,500	(17,390)	(4,982)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	521,700	(18,390)	(9,213)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	521,700	47,136	18,823
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	521,700	47,136	10,825
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	869,500	33,432	8,930
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	869,500	33,432	687

48 Absolute Return 700 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	$869,500	$(17,390)	$(87)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	521,700	(7,278)	(652)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	521,700	(7,278)	(4,341)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	869,500	(17,390)	(4,947)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	1,739,000	(2,609)	(35)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	869,500	(33,997)	(43)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	869,500	(33,997)	(3,130)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	869,500	33,476	8,730
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	869,500	33,302	852
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	1,739,000	2,609	(70)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	1,739,000	87	87
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	104,300	(13,168)	(94)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	104,300	(13,168)	(830)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	521,700	(72,842)	(2,431)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	521,700	(72,842)	(16,141)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	521,700	49,535	22,600
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	521,700	49,535	6,093
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	5,217,000	(5,478)	(730)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	5,217,000	5,478	(5)
Unrealized appreciation				77,714
Unrealized depreciation				(59,756)
Total				$17,958

Absolute Return 700 Fund 49

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $119,471,172)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/47	$5,000,000	11/13/17	$5,345,703
Federal National Mortgage Association, 4.00%, 11/1/47	2,000,000	11/13/17	2,099,063
Federal National Mortgage Association, 3.50%, 11/1/47	68,000,000	11/13/17	69,896,561
Federal National Mortgage Association, 3.00%, 12/1/47	1,000,000	11/13/17	999,023
Federal National Mortgage Association, 3.00%, 11/1/47	41,000,000	11/13/17	41,025,625
Total			$119,365,975

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,739,000	$25,702	$(11,577)	10/31/27	2.18%—	3 month USD-	$14,192
				Semiannually	LIBOR-BBA—
					Quarterly
5,217,000	22,746	16,917	10/31/27	3 month USD-	2.295%—	(6,029)
				LIBOR-BBA—	Semiannually
				Quarterly
1,739,000	22,190	(3,491)	10/3/27	2.201%—	3 month USD-	17,591
				Semiannually	LIBOR-BBA—
					Quarterly
1,739,000	14,608	(2,969)	10/3/27	2.2495%—	3 month USD-	10,465
				Semiannually	LIBOR-BBA—
					Quarterly
1,739,000	16,016	(2,969)	10/3/27	2.2405%—	3 month USD-	11,885
				Semiannually	LIBOR-BBA—
					Quarterly
2,637,000	60,466	(17,072)	10/31/27	2.09%—	3 month USD-	43,496
				Semiannually	LIBOR-BBA—
					Quarterly
7,911,000	95,407	22,445	10/31/27	3 month USD-	2.21%—	(73,265)
				LIBOR-BBA—	Semiannually
				Quarterly
5,274,000	2,690	(5,488)	10/31/27	2.34875%—	3 month USD-	(7,976)
				Semiannually	LIBOR-BBA—
					Quarterly
652,100	9,892	(4,021)	10/18/27	2.176%—	3 month USD-	5,702
				Semiannually	LIBOR-BBA—
					Quarterly
91,596,000	483,627 E	(270,074)	12/20/22	2.00%—	3 month USD-	213,551
				Semiannually	LIBOR-BBA—
					Quarterly
15,258,000	91,548 E	159,955	12/20/27	3 month USD-	2.30%—	68,407
				LIBOR-BBA—	Semiannually
				Quarterly
2,608,500	21,990	(16,713)	10/31/27	2.25%—	3 month USD-	5,376
				Semiannually	LIBOR-BBA—
					Quarterly
7,825,500	15,494	18,724	10/31/27	3 month USD-	2.365%—	33,919
				LIBOR-BBA—	Semiannually
				Quarterly

50 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,304,250	$13,538	$(7,729)	10/25/27	2.23%—	3 month USD-	$5,671
				Semiannually	LIBOR-BBA—
					Quarterly
3,912,750	1,956	8,441	10/25/27	3 month USD-	2.33925%—	6,969
				LIBOR-BBA—	Semiannually
				Quarterly
192,212,300	247,954 E	(7,868)	12/20/19	1.80%—	3 month USD-	240,085
				Semiannually	LIBOR-BBA—
					Quarterly
22,321,500	64,732 E	11,393	12/20/22	2.05%—	3 month USD-	76,126
				Semiannually	LIBOR-BBA—
					Quarterly
29,250,100	307,711 E	(142,090)	12/20/27	2.25%—	3 month USD-	165,621
				Semiannually	LIBOR-BBA—
					Quarterly
236,836,800	2,491,523 E	1,144,492	12/20/27	3 month USD-	2.25%—	(1,347,032)
				LIBOR-BBA—	Semiannually
				Quarterly
4,522,600	94,432 E	46,852	12/20/47	3 month USD-	2.50%—	(47,580)
				LIBOR-BBA—	Semiannually
				Quarterly
6,647,000	23,863	41,163	11/1/27	3 month USD-	2.306%—	17,300
				LIBOR-BBA—	Semiannually
				Quarterly
3,811,000	15,168	(31)	10/17/27	2.30%—	3 month USD-	13,877
				Semiannually	LIBOR-BBA—
					Quarterly
417,400	1,574	(3)	11/1/27	2.304%—	3 month USD-	1,570
				Semiannually	LIBOR-BBA—
					Quarterly
6,647,000	26,455	26,540	10/17/27	2.30%—	3 month USD-	50,798
				Semiannually	LIBOR-BBA—
					Quarterly
1,659,000	6,536	(12)	10/10/27	2.30%—	3 month USD-	5,668
				Semiannually	LIBOR-BBA—
					Quarterly
24,059,000	126,791	(175)	10/5/27	3 month USD-	2.2845%—	(111,495)
				LIBOR-BBA—	Semiannually
				Quarterly
4,570,100	19,560 E	(37)	11/7/27	2.301%—	3 month USD-	19,523
				Semiannually	LIBOR-BBA—
					Quarterly
2,404,500	15,509	(17)	10/6/27	3 month USD-	2.2715%—	(14,072)
				LIBOR-BBA—	Semiannually
				Quarterly
2,591,000	11,737	(19)	10/10/27	3 month USD-	2.2935%—	(10,428)
				LIBOR-BBA—	Semiannually
				Quarterly

Absolute Return 700 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,526,000	$11,114	$(18)	10/10/27	3 month USD-	2.2949%—	$(9,836)
				LIBOR-BBA—	Semiannually
				Quarterly
2,526,000	12,327	(18)	10/10/27	3 month USD-	2.28962%—	(11,056)
				LIBOR-BBA—	Semiannually
				Quarterly
1,433,200	2,494	(10)	10/10/27	2.3245%—	3 month USD-	1,723
				Semiannually	LIBOR-BBA—
					Quarterly
1,433,200	2,694	(10)	10/10/27	2.32295%—	3 month USD-	1,925
				Semiannually	LIBOR-BBA—
					Quarterly
1,052,000	179	(8)	10/10/27	2.34566%—	3 month USD-	(758)
				Semiannually	LIBOR-BBA—
					Quarterly
1,052,000	1,252	(8)	10/10/27	2.357%—	3 month USD-	(1,838)
				Semiannually	LIBOR-BBA—
					Quarterly
1,356,400	1,899 E	(11)	11/8/27	2.364%—	3 month USD-	(1,910)
				Semiannually	LIBOR-BBA—
					Quarterly
1,143,700	2,493	(8)	10/17/27	2.32%—	3 month USD-	2,098
				Semiannually	LIBOR-BBA—
					Quarterly
2,983,000	8,144	(22)	10/12/27	2.3135%—	3 month USD-	6,728
				Semiannually	LIBOR-BBA—
					Quarterly
1,147,700	3,271	(8)	10/18/27	3 month USD-	2.3125%—	(2,925)
				LIBOR-BBA—	Semiannually
				Quarterly
2,511,300	13,963	(18)	10/17/27	3 month USD-	2.2825%—	(13,168)
				LIBOR-BBA—	Semiannually
				Quarterly
434,800	4,083	(3)	10/18/27	2.24%—	3 month USD-	3,957
				Semiannually	LIBOR-BBA—
					Quarterly
1,912,900	13,639 E	(16)	11/20/27	2.275%—	3 month USD-	13,623
				Semiannually	LIBOR-BBA—
					Quarterly
1,904,400	14,873	(14)	10/18/27	3 month USD-	2.2576%—	(14,337)
				LIBOR-BBA—	Semiannually
				Quarterly
1,904,400	14,016	(14)	10/18/27	3 month USD-	2.26256%—	(13,477)
				LIBOR-BBA—	Semiannually
				Quarterly
1,904,400	14,397	(14)	10/18/27	3 month USD-	2.6031%—	(13,859)
				LIBOR-BBA—	Semiannually
				Quarterly

52 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,904,400	$12,398	$(14)	10/18/27	3 month USD-	2.27191%—	$(11,852)
				LIBOR-BBA—	Semiannually
				Quarterly
1,904,400	12,759	(14)	10/18/27	3 month USD-	2.26987%—	(12,215)
				LIBOR-BBA—	Semiannually
				Quarterly
6,956,000	16,764 E	(51)	11/3/27	3 month USD-	2.32%—	(16,814)
				LIBOR-BBA—	Semiannually
				Quarterly
652,125	6,789	(5,535)	10/27/27	2.23%—	3 month USD-	1,217
				Semiannually	LIBOR-BBA—
					Quarterly
1,956,375	1,643	2,823	10/27/27	3 month USD-	2.35425%—	4,606
				LIBOR-BBA—	Semiannually
				Quarterly
793,000	2,990	(6)	10/23/27	2.303%—	3 month USD-	2,848
				Semiannually	LIBOR-BBA—
					Quarterly
2,198,000	2,154	(16)	10/24/27	2.35552%—	3 month USD-	(2,510)
				Semiannually	LIBOR-BBA—
					Quarterly
802,100	72	(6)	10/25/27	2.3457%—	3 month USD-	(178)
				Semiannually	LIBOR-BBA—
					Quarterly
802,100	168	(6)	10/25/27	2.34705%—	3 month USD-	(275)
				Semiannually	LIBOR-BBA—
					Quarterly
834,700	2,496	(6)	10/27/27	3 month USD-	2.378%—	2,551
				LIBOR-BBA—	Semiannually
				Quarterly
1,485,000	10,306	(11)	10/27/27	2.42166%—	3 month USD-	(10,433)
				Semiannually	LIBOR-BBA—
					Quarterly
1,485,000	10,930	(11)	10/27/27	2.4264%—	3 month USD-	(11,057)
				Semiannually	LIBOR-BBA—
					Quarterly
291,000	2,488	(2)	10/27/27	2.4395%—	3 month USD-	(2,513)
				Semiannually	LIBOR-BBA—
					Quarterly
4,021,700	33,943 E	(33)	11/29/27	2.45%—	3 month USD-	(33,976)
				Semiannually	LIBOR-BBA—
					Quarterly
2,742,100	20,319 E	(22)	12/6/27	2.4425%—	3 month USD-	(20,341)
				Semiannually	LIBOR-BBA—
					Quarterly
2,310,500	12,315	(17)	10/30/27	2.4026%—	3 month USD-	(12,309)
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 700 Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$2,310,500	$12,477	$(17)	10/30/27	2.40336%—	3 month USD-	$(12,471)
					Semiannually	LIBOR-BBA—
						Quarterly
	389,000	2,991	(3)	10/31/27	2.428%—	3 month USD-	(2,979)
					Semiannually	LIBOR-BBA—
						Quarterly
	863,900	3,672	(6)	10/31/27	2.38997%—	3 month USD-	(3,645)
					Semiannually	LIBOR-BBA—
						Quarterly
	863,900	3,507	(6)	10/31/27	2.38792%—	3 month USD-	(3,481)
					Semiannually	LIBOR-BBA—
						Quarterly
	863,900	3,758	(6)	10/31/27	2.39108%—	3 month USD-	(3,731)
					Semiannually	LIBOR-BBA—
						Quarterly
	667,000	1,341	(5)	11/1/27	2.36789%—	3 month USD-	(1,346)
					Semiannually	LIBOR-BBA—
						Quarterly
	667,000	1,121	(5)	11/1/27	2.36421%—	3 month USD-	(1,125)
					Semiannually	LIBOR-BBA—
						Quarterly
	667,000	1,194	(5)	11/1/27	2.3654%—	3 month USD-	(1,199)
					Semiannually	LIBOR-BBA—
						Quarterly
	285,200	154 E	(2)	11/6/27	3 month USD-	2.342%—	(156)
					LIBOR-BBA—	Semiannually
					Quarterly
	591,300	207 E	(5)	12/4/27	2.356%—	3 month USD-	202
					Semiannually	LIBOR-BBA—
						Quarterly
AUD	39,574,000	263,808 E	(66,276)	12/20/22	2.65%—	6 month AUD-	(330,084)
					Semiannually	BBR-BBSW—
						Semiannually
AUD	12,940,000	113,793 E	(51,972)	12/20/27	6 month AUD-	3.00%—	61,821
					BBR-BBSW—	Semiannually
					Semiannually
CAD	28,974,000	224,138 E	(52,324)	12/20/22	3 month CAD-	2.25%—	171,815
					BA-CDOR—	Semiannually
					Semiannually
CAD	7,066,000	91,632 E	69,360	12/20/27	2.50%—	3 month CAD-	(22,272)
					Semiannually	BA-CDOR—
						Semiannually
CHF	3,678,000	8,111 E	(30,958)	12/20/27	0.25%—	6 month CHF-	(22,847)
					Annually	LIBOR-BBA—
						Semiannually
CHF	71,856,000	181,504 E	(348,507)	12/20/22	—	0.25% plus 6	(167,003)
						month CHF-
						LIBOR-BBA—
						Semiannually

54 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	56,863,000	$241,102 E	$17,899	12/20/22	0.30%—	6 month EUR-	$(223,204)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	53,967,000	820,997 E	(411,650)	12/20/27	6 month	1.00%—Annually	409,347
					EUR-EURIBOR-
					REUTERS—
					Semiannually
GBP	38,852,000	206,921 E	(224,036)	12/20/22	1.05%—	6 month GBP-	(17,115)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	7,443,000	4,745 E	(31,501)	12/20/27	1.40%—	6 month GBP-	(36,246)
					Semiannually	LIBOR-BBA—
						Semiannually
NOK	53,795,000	32,601 E	(20,434)	12/20/27	6 month NOK-	2.00%—Annually	12,167
					NIBOR-NIBR—
					Semiannually
NOK	304,768,000	373 E	(27,855)	12/20/22	1.50%—	6 month NOK-	(28,228)
					Annually	NIBOR-NIBR—
						Semiannually
NZD	39,325,000	288,745 E	(56,681)	12/20/27	3 month NZD-	3.30%—	232,064
					BBR-FRA—	Semiannually
					Quarterly
NZD	18,106,000	83,136 E	14,241	12/20/22	3 month NZD-	2.80%—	97,378
					BBR-FRA—	Semiannually
					Quarterly
SEK	236,115,000	123,534 E	(52,311)	12/20/22	0.50%—	3 month SEK-	(175,846)
					Annually	STIBOR-SIDE—
						Quarterly
SEK	78,270,000	51,609 E	17,465	12/20/27	3 month SEK-	1.25%—Annually	69,074
					STIBOR-SIDE—
					Quarterly
Total			$(254,160)				$(765,556)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$408,618,172	$428,084,744	$—	3/7/18	(3 month USD-	A basket (MLFCF11)	$19,161,896
				LIBOR-BBA plus	of common
				0.10%)—Quarterly	stocks*—Quarterly
414,557,763	433,381,133	—	8/2/18	3 month USD-	Russell 1000 Total	(17,593,703)
				LIBOR-BBA minus	Return Index—
				0.07%—Quarterly	Quarterly

Absolute Return 700 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$310,593	$310,134	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(52)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
29,986	29,679	—	1/12/39	6.00% (1 month	Synthetic TRS	61
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
17,055	17,030	—	1/12/40	4.00% (1 month	Synthetic MBX	(3)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,678	4,615	—	1/12/38	6.50% (1 month	Synthetic TRS	(6)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,034,113	2,031,104	—	1/12/40	4.00% (1 month	Synthetic MBX	(342)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
918,964	916,434	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,138)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,080,137	2,074,409	—	1/12/40	4.50% (1 month	Synthetic MBX	(2,576)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,433	4,421	—	1/12/40	4.50% (1 month	Synthetic MBX	(5)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
639,422	643,211	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(5,136)
				USD-LIBOR—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
110,577	109,106	—	1/12/38	6.50% (1 month	Synthetic TRS	(143)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
210,396	209,287	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(619)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,407,345	1,401,742	—	1/12/40	5.00% (1 month	Synthetic MBX	(3,191)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

56 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$9,666,145	$9,629,078	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(20,528)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
10,699,174	10,768,537	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(93,732)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
Citibank, N.A.
723,092	720,319	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,536)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
342,858	341,544	—	1/12/41	5.00% (1 month	Synthetic MBX	(728)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
151,264,479	160,039,467	—	11/27/17	3 month USD-	Russell 1000 Total	(8,390,653)
				LIBOR-BBA plus	Return Index—
				0.09%—Quarterly	Quarterly
53,083,462	53,587,367	—	3/19/18	3 month USD-	MSCI Emerging	(414,073)
				LIBOR-BBA plus	Markets TR Net
				0.20%—Quarterly	USD—Quarterly
437,028,589	446,828,986	—	12/1/17	(3 month USD-	A basket	9,644,149
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)—Quarterly	common stocks *—
					Quarterly
669,578	688,447	—	7/5/22	1 month USD-	ACI Worldwide,	(18,507)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
2,545,426	2,819,301	—	7/5/22	1 month USD-	Axalta Coating	(272,498)
				LIBOR-BBA minus	Systems, Ltd.—
				0.35%—Monthly	Monthly
1,215,710	1,187,698	—	7/5/22	1 month USD-	B&G Foods, Inc.—	28,669
				LIBOR-BBA minus	Monthly
				1.85%—Monthly
4,317,319	4,294,904	—	7/5/22	1 month USD-	Burlington Stores,	24,750
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
633,080	488,941	—	7/5/22	1 month USD-	Cambrex Corp.—	144,481
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
4,045,788	3,817,378	—	7/5/22	1 month USD-	Cerner Corp.—	230,598
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
3,459,529	3,558,596	—	7/5/22	1 month USD-	Coach, Inc.—	(97,196)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly

Absolute Return 700 Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,049,253	$937,752	$—	7/5/22	1 month USD-	Cooper Tire &	$112,068
				LIBOR-BBA minus	Rubber Co.—
				0.35%—Monthly	Monthly
1,088,174	1,023,598	—	7/5/22	1 month USD-	Cornerstone	65,164
				LIBOR-BBA minus	OnDemand, Inc.—
				0.35%—Monthly	Monthly
684,995	582,397	—	7/5/22	1 month USD-	Diebold Nixdorf,	102,969
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,618,194	1,674,040	—	7/5/22	1 month USD-	Dycom Industries,	(54,971)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
484,803	507,587	—	7/5/22	1 month USD-	Ebix, Inc.—Monthly	(22,521)
				LIBOR-BBA minus
				1.25%—Monthly
634,895	455,648	—	7/5/22	1 month USD-	Electronics for	179,590
				LIBOR-BBA minus	Imaging, Inc.—
				0.35%—Monthly	Monthly
2,642,606	2,448,925	—	7/5/22	1 month USD-	Energizer Holdings,	195,110
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
417,414	371,670	—	7/5/22	1 month USD-	Evolent Health,	45,970
				LIBOR-BBA minus	Inc.—Monthly
				0.07%—Monthly
5,009,856	4,840,133	—	7/5/22	1 month USD-	Express Scripts	171,919
				LIBOR-BBA minus	Holding Co.—
				0.35%—Monthly	Monthly
1,929,904	2,100,064	—	7/5/22	1 month USD-	FLIR Systems, Inc.—	(169,496)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
7,015,961	5,763,724	—	7/5/22	1 month USD-	General Electric	1,256,032
				LIBOR-BBA minus	Co.—Monthly
				0.35%—Monthly
822,189	841,464	—	7/5/22	1 month USD-	Globus Medical,	(18,830)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
3,332,934	3,154,860	—	7/5/22	1 month USD-	Hanesbrands, Inc.—	179,877
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,836,374	1,837,203	—	7/5/22	1 month USD-	HealthSouth	(162)
				LIBOR-BBA minus	Corp.—Monthly
				0.35%—Monthly
1,132,736	1,154,750	—	7/5/22	1 month USD-	HubSpot, Inc.—	(21,402)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,840,751	1,907,346	—	7/5/22	1 month USD-	ICON PLC—Monthly	(65,600)
				LIBOR-BBA minus
				0.35%—Monthly

58 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$710,436	$751,373	$—	7/5/22	1 month USD-	Inogen, Inc.—	$(40,553)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
4,780,248	4,767,287	—	7/5/22	1 month USD-	Kellogg Co.—	15,546
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
488,984	492,091	—	7/5/22	1 month USD-	McDermott	(2,951)
				LIBOR-BBA minus	International, Inc—
				0.35%—Monthly	Monthly
1,522,513	1,433,884	—	7/5/22	1 month USD-	Medidata Solutions,	89,452
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
20,252,840	20,399,140	—	9/20/18	3 month USD-	MSCI Emerging	(109,657)
				LIBOR-BBA plus	Markets TR Net
				0.30%—Quarterly	USD—Quarterly
2,431,658	2,289,939	—	7/5/22	1 month USD-	Mylan NV—Monthly	143,034
				LIBOR-BBA minus
				0.35%—Monthly
659,829	613,168	—	7/5/22	1 month USD-	Netgear, Inc.—	47,018
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,155,747	1,072,867	—	7/5/22	1 month USD-	NETSCOUT	83,218
				LIBOR-BBA minus	Systems, Inc.—
				0.35%—Monthly	Monthly
4,660,955	4,400,692	—	7/5/22	1 month USD-	Newell Brands,	262,456
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
6,416,990	6,678,481	—	7/5/22	1 month USD-	Nike, Inc. Class B—	(258,856)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,506,579	1,513,783	—	7/5/22	1 month USD-	NuVasive, Inc.—	(6,390)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,061,828	1,017,395	—	7/5/22	1 month USD-	Ollie’s Bargain	45,007
				LIBOR-BBA minus	Outlet Holdings,
				0.35%—Monthly	Inc.—Monthly
541,884	512,869	—	7/5/22	1 month USD-	OSI Systems, Inc.—	29,308
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
2,193,153	2,107,705	—	7/5/22	1 month USD-	Patterson Cos.,	86,634
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,449,132	1,566,732	—	7/5/22	1 month USD-	Paycom Software,	(116,816)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
909,977	980,074	—	7/5/22	1 month USD-	Paylocity Holding	(69,605)
				LIBOR-BBA minus	Corp.—Monthly
				0.35%—Monthly

Absolute Return 700 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$572,464	$563,761	$—	7/5/22	1 month USD-	Pegasystems, Inc.—	$9,013
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,254,960	1,236,285	—	7/5/22	1 month USD-	Pinnacle Financial	19,354
				LIBOR-BBA minus	Partners, Inc.—
				0.35%—Monthly	Monthly
340,793	345,825	—	7/5/22	1 month USD-	Plantronics, Inc.—	(4,848)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,290,077	1,484,427	—	7/5/22	1 month USD-	PTC, Inc.—Monthly	(193,652)
				LIBOR-BBA minus
				0.35%—Monthly
3,644,272	4,120,772	—	7/5/22	1 month USD-	Quintiles IMS	(474,529)
				LIBOR-BBA minus	Holdings, Inc.—
				0.35%—Monthly	Monthly
2,667,778	2,585,753	—	7/5/22	1 month USD-	Signet Jewelers,	71,243
				LIBOR-BBA minus	Ltd.—Monthly
				1.30%—Monthly
2,791,115	2,963,740	—	7/5/22	1 month USD-	Snap-on, Inc.—	(171,115)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
648,108	601,418	—	7/5/22	1 month USD-	Super Micro	46,880
				LIBOR-BBA minus	Computer, Inc.—
				0.35%—Monthly	Monthly
3,386,295	3,159,481	—	7/5/22	1 month USD-	Tesla, Inc.—Monthly	228,645
				LIBOR-BBA minus
				1.30%—Monthly
3,278,477	3,211,253	—	7/5/22	1 month USD-	Triumph Group,	68,997
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,284,949	1,422,181	—	7/5/22	1 month USD-	Ubiquiti Networks,	(136,537)
				LIBOR-BBA minus	Inc.—Monthly
				12.05%—Monthly
2,213,667	2,316,819	—	7/5/22	1 month USD-	Ultimate Software	(101,955)
				LIBOR-BBA minus	Group, Inc.—
				0.35%—Monthly	Monthly
316,998	243,179	—	7/5/22	1 month USD-	Under Armour, Inc.	73,990
				LIBOR-BBA minus	Class C—Monthly
				0.35%—Monthly
284,465	228,236	—	7/5/22	1 month USD-	Valeant	56,383
				LIBOR-BBA minus	Pharmaceuticals
				0.35%—Monthly	International, Inc.—
					Monthly
913,355	876,760	—	7/5/22	1 month USD-	Valley National	37,089
				LIBOR-BBA minus	Bancorp—Monthly
				0.35%—Monthly
2,972,825	3,022,135	—	7/5/22	1 month USD-	Varian Medical	(47,702)
				LIBOR-BBA minus	Systems, Inc.—
				0.35%—Monthly	Monthly

60 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,812,130	$1,822,613	$—	7/5/22	1 month USD-	Wabtec Corp.—	$(9,503)
				LIBOR-BBA minus	Monthly
0.65%—Monthly
1,627,720	1,322,761	—	7/5/22	1 month USD-	Weatherford	305,840
				LIBOR-BBA minus	International PLC—
				1.10%—Monthly	Monthly
1,871,245	1,959,692	—	7/5/22	1 month USD-	XPO Logistics, Inc.—	(87,436)
				LIBOR-BBA minus	Monthly
0.35%—Monthly
Credit Suisse International
432,084	430,427	—	1/12/41	5.00% (1 month	Synthetic MBX	(918)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
133,003	133,394	—	1/12/41	4.00% (1 month	Synthetic TRS	1,619
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
76,065	75,664	—	1/12/43	3.50% (1 month	Synthetic TRS	224
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
420,792	418,574	—	1/12/43	3.50% (1 month	Synthetic TRS	1,239
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
19,190	19,089	—	1/12/43	3.50% (1 month	Synthetic TRS	56
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
16,625	16,674	—	1/12/41	4.00% (1 month	Synthetic TRS	202
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
846,045	828,457	—	1/12/45	4.00% (1 month	Synthetic TRS	(9,976)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
94,099	92,143	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,110)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
578,913	581,143	—	1/12/45	3.50% (1 month	Synthetic TRS	7,105
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

Absolute Return 700 Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$366,884	$367,962	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$(4,465)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
56,015,488	56,345,575	—	7/26/18	3 month USD-	Russell 1000 Total	(325,518)
				LIBOR-BBA plus	Return Index—
				0.09%—Quarterly	Quarterly
Deutsche Bank AG
94,938,817	97,913,947	—	3/7/18	(3 month USD-	DB Custom PT	3,166,458
				LIBOR-BBA plus	Long 15 PR Index*—
				0.31%)—Quarterly	Quarterly
89,498,692	91,336,762	—	3/7/18	3 month USD-	DB Custom PT	(1,897,207)
				LIBOR-BBA minus	Short 15 PR Index*—
				0.45%—Quarterly	Quarterly
Goldman Sachs International
118,942	117,360	—	1/12/38	6.50% (1 month	Synthetic TRS	(154)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
91,755	90,535	—	1/12/38	6.50% (1 month	Synthetic TRS	(119)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
260,613	257,946	—	1/12/39	6.00% (1 month	Synthetic TRS	532
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
165,497	163,295	—	1/12/38	6.50% (1 month	Synthetic TRS	(214)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
521,065	524,443	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,565)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
195,767	197,036	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,715)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,144	1,132	—	1/12/39	6.00% (1 month	Synthetic TRS	2
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
100,924	99,891	—	1/12/39	6.00% (1 month	Synthetic TRS	206
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

62 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$713,803	$718,431	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(6,253)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
37,033	37,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(324)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
98,727	99,367	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(865)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
3,041	3,001	—	1/12/38	6.50% (1 month	Synthetic TRS	(4)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
130,349	128,615	—	1/12/38	6.50% (1 month	Synthetic TRS	(168)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
189,347	187,409	—	1/12/39	6.00% (1 month	Synthetic TRS	387
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
21,858	21,922	—	1/12/41	4.00% (1 month	Synthetic TRS	266
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
9,005,591	8,995,404	—	12/15/20	(0.45%)—Monthly	Goldman Sachs	(11,651)
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy—
					Monthly
604,193	591,633	—	1/12/45	4.00% (1 month	Synthetic TRS	(7,124)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
305,651	304,040	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(900)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
27,059,316	26,992,730	—	12/15/20	(0.45%)—Monthly	Goldman Sachs	(70,983)
					Volatility Carry US
					Series 30 Excess
					Return Strategy—
					Monthly
383,823	383,191	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(2,308)
				USD-LIBOR—	Index 3.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly

Absolute Return 700 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$9,011,927	$9,159,895	$—	12/12/17	3 month USD-	MSCI Emerging	$(132,986)
				LIBOR-BBA plus	Markets TR Net
				0.10%—Quarterly	USD—Quarterly
16,660,305	16,860,322	—	12/15/20	(0.30%)—Monthly	Goldman Sachs	198,212
					Volatility Carry
					US Excess Return
					Strategy—Monthly
5,277,014	5,358,986	—	12/15/20	(0.30%)—Monthly	Goldman Sachs	81,400
					Volatility Carry
					US Excess Return
					Strategy—Monthly
227,397,402	228,956,891	—	12/15/20	(1 month USD-	A basket	1,426,690
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)—Monthly	common stocks *—
					Monthly
294,362,302	293,811,585	—	12/15/20	1 month USD-	A basket	611,632
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15%—Monthly	common stocks *—
					Monthly
317,242,835	319,141,630	—	12/15/20	(1 month USD-	A basket	1,799,005
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%)—Monthly	common stocks *—
					Monthly
JPMorgan Chase Bank N.A.
149,580	150,019	—	1/12/41	4.00% (1 month	Synthetic TRS	1,820
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
45,818	45,952	—	1/12/41	4.00% (1 month	Synthetic TRS	558
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
227,219,092	225,987,012	—	4/20/18	1 month USD-	A basket	1,245,335
				LIBOR-BBA minus	(JPCMPTSH) of
				0.50%—Monthly	common stocks *—
					Monthly
JPMorgan Securities LLC
324,118	323,205	—	1/12/44	4.00% (1 month	Synthetic TRS	1,948
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
173,674	174,343	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(2,131)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
324,118	323,205	—	1/12/44	(4.00%) 1 month	Synthetic TRS	(1,948)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly

64 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$386,084	$378,058	$—	1/12/45	(4.00%) 1 month	Synthetic TRS	$4,552
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
1,158,253	1,134,174	—	1/12/45	(4.00%) 1 month	Synthetic TRS	13,657
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
UBS AG
151,618,005	152,073,943	—	8/21/18	1 month USD-	MSCI Emerging	(405,806)
				LIBOR-BBA plus	Markets TR Net
				0.25%—Monthly	USD—Monthly
Upfront premium received		—		Unrealized appreciation		41,825,515
Upfront premium (paid)		—		Unrealized depreciation		(31,990,864)
Total		$—		Total		$9,834,651

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF11) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Information Technology	111,574	$18,860,458	4.41%
Microsoft Corp.	Information Technology	224,135	18,643,591	4.36%
Alphabet, Inc. Class A	Information Technology	17,080	17,644,387	4.12%
JPMorgan Chase & Co.	Financials	126,790	12,756,372	2.98%
Johnson & Johnson	Health Care	86,192	12,016,078	2.81%
Citigroup, Inc.	Financials	144,824	10,644,569	2.49%
UnitedHealth Group, Inc.	Health Care	46,446	9,763,805	2.28%
Verizon Communications, Inc.	Telecommunication	186,143	8,910,675	2.08%
	Services
Gilead Sciences, Inc.	Health Care	106,420	7,977,209	1.86%
Applied Materials, Inc.	Information Technology	128,886	7,273,022	1.70%
Goldman Sachs Group, Inc. (The)	Financials	29,953	7,263,104	1.70%
McDonald’s Corp.	Consumer Discretionary	43,349	7,235,322	1.69%
Lowe’s Cos., Inc.	Consumer Discretionary	75,693	6,051,679	1.41%
Texas Instruments, Inc.	Information Technology	61,834	5,978,750	1.40%
PepsiCo, Inc.	Consumer Staples	53,068	5,849,654	1.37%
Union Pacific Corp.	Industrials	46,090	5,336,798	1.25%
Exxon Mobil Corp.	Energy	62,862	5,239,529	1.22%
Celgene Corp.	Health Care	48,529	4,900,015	1.14%
Walt Disney Co. (The)	Consumer Discretionary	49,156	4,807,953	1.12%
TJX Cos., Inc. (The)	Consumer Discretionary	62,425	4,357,295	1.02%
Valero Energy Corp.	Energy	54,983	4,337,612	1.01%
Facebook, Inc. Class A	Information Technology	21,994	3,960,180	0.93%
Entergy Corp.	Utilities	45,331	3,910,223	0.91%
L3 Technologies, Inc.	Industrials	20,809	3,894,954	0.91%

Absolute Return 700 Fund 65

A BASKET (MLFCF11) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Square, Inc. Class A	Information Technology	102,370	$3,807,139	0.89%
HP, Inc.	Information Technology	175,988	3,792,545	0.89%
Northrop Grumman Corp.	Industrials	12,667	3,743,437	0.87%
Wal-Mart Stores, Inc.	Consumer Staples	42,561	3,715,978	0.87%
Merck & Co., Inc.	Health Care	66,571	3,667,402	0.86%
Raytheon Co.	Industrials	19,504	3,514,704	0.82%
Eli Lilly & Co.	Health Care	42,713	3,499,931	0.82%
Tyson Foods, Inc. Class A	Consumer Staples	47,208	3,441,958	0.80%
Ralph Lauren Corp.	Consumer Discretionary	37,586	3,361,357	0.79%
McKesson Corp.	Health Care	23,848	3,288,208	0.77%
Delta Air Lines, Inc.	Industrials	64,925	3,248,207	0.76%
Cummins, Inc.	Industrials	17,590	3,111,366	0.73%
Kimberly-Clark Corp.	Consumer Staples	27,464	3,089,955	0.72%
Prudential Financial, Inc.	Financials	27,080	2,991,241	0.70%
Walgreens Boots Alliance, Inc.	Consumer Staples	45,110	2,989,430	0.70%
Intuit, Inc.	Information Technology	19,118	2,887,178	0.67%
Sherwin-Williams Co. (The)	Materials	7,093	2,802,830	0.65%
Williams Cos., Inc. (The)	Energy	97,659	2,783,284	0.65%
Parsley Energy, Inc. Class A	Energy	102,792	2,734,277	0.64%
Sysco Corp.	Consumer Staples	46,342	2,577,544	0.60%
E*Trade Financial Corp.	Financials	58,491	2,549,613	0.60%
Norfolk Southern Corp.	Industrials	19,335	2,541,041	0.59%
ONEOK, Inc.	Energy	46,749	2,537,067	0.59%
Allstate Corp. (The)	Financials	26,849	2,520,035	0.59%
Home Depot, Inc. (The)	Consumer Discretionary	15,172	2,515,197	0.59%
Crown Holdings, Inc.	Materials	41,489	2,496,421	0.58%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health Care	102,151	$14,240,830	3.19%
JPMorgan Chase & Co.	Financials	121,342	12,208,255	2.73%
Pfizer, Inc.	Health Care	299,597	10,503,881	2.35%
McDonald’s Corp.	Consumer Discretionary	58,969	9,842,481	2.20%
Applied Materials, Inc.	Information Technology	172,322	9,724,105	2.18%
Apple, Inc.	Information Technology	56,690	9,582,864	2.14%
Texas Instruments, Inc.	Information Technology	98,035	9,478,960	2.12%
UnitedHealth Group, Inc.	Health Care	42,484	8,930,902	2.00%
Intuit, Inc.	Information Technology	54,732	8,265,656	1.85%
PNC Financial Services Group, Inc.	Financials	60,260	8,243,021	1.84%
(The)
Raytheon Co.	Industrials	45,109	8,128,695	1.82%
Altria Group, Inc.	Consumer Staples	125,649	8,069,177	1.81%
Danaher Corp.	Health Care	86,850	8,013,671	1.79%
eBay, Inc.	Information Technology	209,016	7,867,363	1.76%
Exxon Mobil Corp.	Energy	92,962	7,748,377	1.73%

66 Absolute Return 700 Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Humana, Inc.	Health Care	30,306	$7,738,743	1.73%
Northrop Grumman Corp.	Industrials	26,028	7,691,998	1.72%
Norfolk Southern Corp.	Industrials	57,113	7,505,830	1.68%
Honeywell International, Inc.	Industrials	52,020	7,499,223	1.68%
Automatic Data Processing, Inc.	Information Technology	57,914	6,733,064	1.51%
Sherwin-Williams Co. (The)	Materials	16,831	6,650,620	1.49%
Walt Disney Co. (The)	Consumer Discretionary	64,624	6,320,825	1.41%
Kimberly-Clark Corp.	Consumer Staples	55,784	6,276,297	1.40%
Zoetis, Inc.	Health Care	95,942	6,123,043	1.37%
Lowe’s Cos., Inc.	Consumer Discretionary	76,381	6,106,627	1.37%
CBS Corp. Class B (non-voting shares)	Consumer Discretionary	106,314	5,966,369	1.34%
TJX Cos., Inc. (The)	Consumer Discretionary	84,751	5,915,625	1.32%
Allstate Corp. (The)	Financials	56,626	5,314,957	1.19%
Alphabet, Inc. Class A	Information Technology	5,095	5,263,364	1.18%
Aflac, Inc.	Financials	61,181	5,132,467	1.15%
Berkshire Hathaway, Inc. Class B	Financials	25,006	4,674,622	1.05%
CME Group, Inc.	Financials	33,801	4,636,458	1.04%
General Dynamics Corp.	Industrials	22,734	4,614,574	1.03%
Juniper Networks, Inc.	Information Technology	183,675	4,560,658	1.02%
Verizon Communications, Inc.	Telecommunication	93,913	4,495,605	1.01%
	Services
Fidelity National Information	Information Technology	47,998	4,452,319	1.00%
Services, Inc.
F5 Networks, Inc.	Information Technology	35,695	4,328,739	0.97%
CVS Health Corp.	Consumer Staples	62,862	4,307,953	0.96%
Marathon Petroleum Corp.	Energy	70,534	4,213,702	0.94%
Kinder Morgan, Inc.	Energy	231,956	4,200,715	0.94%
Adobe Systems, Inc.	Information Technology	23,684	4,148,416	0.93%
Ross Stores, Inc.	Consumer Discretionary	65,151	4,136,465	0.93%
Microsoft Corp.	Information Technology	47,641	3,962,754	0.89%
Sysco Corp.	Consumer Staples	69,795	3,882,002	0.87%
Great Plains Energy, Inc.	Utilities	114,406	3,755,944	0.84%
Equity Residential Trust	Real Estate	55,694	3,745,964	0.84%
PG&E Corp.	Utilities	64,132	3,704,931	0.83%
Harris Corp.	Information Technology	26,512	3,693,634	0.83%
Waste Management, Inc.	Industrials	44,257	3,636,592	0.81%
Baker Hughes a GE Co.	Energy	114,837	3,609,314	0.81%

DB CUSTOM PT LONG 15 PR INDEX
				Percentage
Common stocks	Sector	Shares	Value	value
Deutsche Lufthansa AG (Germany)	Industrials	216,376	$6,908,956	7.07%
Flight Centre Travel Group, Ltd.	Consumer Discretionary	145,838	5,233,220	5.34%
(Australia)
Qantas Airways, Ltd. (Australia)	Industrials	1,103,085	5,201,609	5.31%
E.ON SE (Germany)	Utilities	403,325	4,759,611	4.86%
3i Group PLC (United Kingdom)	Financials	363,944	4,644,510	4.74%

Absolute Return 700 Fund 67

DB CUSTOM PT LONG 15 PR INDEX cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Persimmon PLC (United Kingdom)	Consumer Discretionary	120,305	$4,476,448	4.57%
Credit Agricole SA (France)	Financials	256,189	4,470,748	4.57%
Covestro AG (Germany)	Materials	45,439	4,359,645	4.45%
Deutsche Post AG (Germany)	Industrials	91,743	4,202,375	4.29%
AXA SA (France)	Financials	130,691	3,947,800	4.03%
Peugeot SA (France)	Consumer Discretionary	164,013	3,891,075	3.97%
Societe Generale SA (France)	Financials	68,808	3,831,529	3.91%
Anglo American PLC (United Kingdom) Materials		198,200	3,737,442	3.82%
Bayer AG (Germany)	Health Care	28,562	3,716,597	3.80%
Rio Tinto PLC (United Kingdom)	Materials	76,164	3,589,040	3.67%
Medipal Holdings Corp. (Japan)	Health Care	194,306	3,587,549	3.66%
Marks & Spencer Group PLC (United	Consumer Discretionary	760,345	3,474,378	3.55%
Kingdom)
JX Holdings, Inc. (Japan)	Energy	676,456	3,471,877	3.55%
Sanofi (France)	Health Care	36,351	3,442,414	3.52%
Japan Airlines Co., Ltd. (Japan)	Industrials	96,936	3,301,444	3.37%
Sumitomo Mitsui Financial Group, Inc.	Financials	81,357	3,234,102	3.30%
(Japan)
Mizuho Financial Group, Inc. (Japan)	Financials	1,712,832	3,088,614	3.15%
Coca-Cola Amatil, Ltd. (Australia)	Consumer Staples	407,219	2,544,719	2.60%
Harvey Norman Holdings, Ltd.	Consumer Discretionary	852,954	2,472,130	2.52%
(Australia)
Fortescue Metals Group, Ltd.	Materials	653,822	2,326,115	2.38%
(Australia)

DB CUSTOM PT SHORT 15 PR INDEX †
				Percentage
Common stocks	Sector	Shares	Value	value
Infineon Technologies AG (Germany)	Information Technology	174,831	$4,787,251	5.24%
Cobham PLC (United Kingdom)	Industrials	2,436,134	4,496,738	4.92%
Groupe Eurotunnel SA (France)	Industrials	343,603	4,319,027	4.73%
Adidas AG (Germany)	Consumer Discretionary	18,608	4,141,558	4.53%
Dassault Systemes SA (France)	Information Technology	38,948	4,136,575	4.53%
Air Liquide SA (France)	Materials	31,893	4,060,959	4.45%
Accor SA (France)	Consumer Discretionary	80,492	4,016,584	4.40%
Symrise AG (Germany)	Materials	51,065	3,974,377	4.35%
Royal Bank of Scotland Group PLC	Financials	1,057,208	3,966,072	4.34%
(United Kingdom)
SAP AG (Germany)	Information Technology	33,755	3,840,230	4.20%
Santos, Ltd. (Australia)	Energy	1,112,167	3,837,392	4.20%
Sydney Airport (Australia)	Industrials	674,657	3,677,955	4.03%
Weir Group PLC (The) (United	Industrials	134,824	3,496,654	3.83%
Kingdom)
Hamamatsu Photonics KK (Japan)	Information Technology	107,755	3,466,020	3.79%
Transurban Group (Units) (Australia)	Industrials	370,434	3,445,286	3.77%
MAN SE (Germany)	Industrials	30,725	3,396,091	3.72%
Ono Pharmaceutical Co., Ltd. (Japan)	Health Care	144,356	3,299,872	3.61%

68 Absolute Return 700 Fund

DB CUSTOM PT SHORT 15 PR INDEX † cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Aeon Co., Ltd. (Japan)	Consumer Staples	213,346	$3,286,648	3.60%
APA Group (Units) (Australia)	Utilities	484,247	3,178,295	3.48%
Inmarsat PLC (United Kingdom)	Telecommunication	376,948	3,108,526	3.40%
	Services
Odakyu Electric Railway Co., Ltd.	Industrials	159,252	3,097,305	3.39%
(Japan)
Zodiac Aerospace (France)	Industrials	108,187	3,094,104	3.39%
Fresnillo PLC (Mexico)	Materials	176,994	3,060,217	3.35%
Asics Corp. (Japan)	Consumer Discretionary	181,322	2,755,814	3.02%
† Excludes cash component.

A BASKET (GSCBPUR1) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer Discretionary	4,026	$4,449,897	1.94%
PepsiCo, Inc.	Consumer Staples	35,635	3,928,086	1.72%
Jazz Pharmaceuticals PLC	Health Care	26,399	3,736,252	1.63%
C.R. Bard, Inc.	Health Care	10,950	3,581,310	1.56%
Visa, Inc. Class A	Information Technology	30,161	3,317,125	1.45%
Invesco, Ltd.	Financials	90,459	3,237,534	1.41%
Alibaba Group Holding, Ltd. ADR	Information Technology	16,153	2,986,480	1.30%
(China)
Intuitive Surgical, Inc.	Health Care	7,860	2,950,417	1.29%
JPMorgan Chase & Co.	Financials	27,314	2,748,091	1.20%
Danaher Corp.	Health Care	29,230	2,697,062	1.18%
Agilent Technologies, Inc.	Health Care	39,513	2,688,043	1.17%
Alphabet, Inc. Class C	Information Technology	2,604	2,647,640	1.16%
Becton Dickinson and Co.	Health Care	12,602	2,629,756	1.15%
Honeywell International, Inc.	Industrials	17,434	2,513,255	1.10%
Sociedad Quimica y Minera de Chile	Materials	40,965	2,447,277	1.07%
SA ADR (Chile)
Fortive Corp.	Industrials	33,355	2,410,205	1.05%
Raytheon Co.	Industrials	13,363	2,407,935	1.05%
Intercontinental Exchange, Inc.	Financials	36,230	2,394,807	1.05%
Albemarle Corp.	Materials	16,429	2,314,740	1.01%
Boston Scientific Corp.	Health Care	80,988	2,279,013	1.00%
W.R. Grace & Co.	Materials	29,282	2,239,789	0.98%
Sherwin-Williams Co. (The)	Materials	5,342	2,110,740	0.92%
BlackRock, Inc.	Financials	4,393	2,068,196	0.90%
Hartford Financial Services Group,	Financials	37,546	2,066,911	0.90%
Inc. (The)
Adobe Systems, Inc.	Information Technology	11,132	1,949,905	0.85%
Facebook, Inc. Class A	Information Technology	10,712	1,928,843	0.84%
Sealed Air Corp.	Materials	42,402	1,875,427	0.82%
American Water Works Co., Inc.	Utilities	21,072	1,849,306	0.81%
Northrop Grumman Corp.	Industrials	6,228	1,840,659	0.80%
Republic Services, Inc.	Industrials	27,078	1,761,973	0.77%

Absolute Return 700 Fund 69

A BASKET (GSCBPUR1) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Rockwell Automation, Inc.	Industrials	8,663	$1,739,697	0.76%
Investors Bancorp, Inc.	Financials	118,748	1,632,779	0.71%
Axalta Coating Systems, Ltd.	Materials	48,901	1,625,963	0.71%
American Financial Group, Inc.	Financials	15,063	1,588,962	0.69%
American International Group, Inc.	Financials	24,387	1,575,662	0.69%
Costco Wholesale Corp.	Consumer Staples	9,775	1,574,521	0.69%
Campbell Soup Co.	Consumer Staples	31,830	1,507,774	0.66%
Kimberly-Clark Corp.	Consumer Staples	13,073	1,470,807	0.64%
TJX Cos., Inc. (The)	Consumer Discretionary	20,460	1,428,088	0.62%
General Dynamics Corp.	Industrials	6,876	1,395,755	0.61%
American Tower Corp.	Real Estate	9,701	1,393,685	0.61%
Norfolk Southern Corp.	Industrials	10,516	1,381,973	0.60%
CF Industries Holdings, Inc.	Materials	36,090	1,370,707	0.60%
Bank of America Corp.	Financials	49,975	1,368,828	0.60%
Kraft Heinz Co. (The)	Consumer Staples	17,633	1,363,550	0.60%
AMETEK, Inc.	Industrials	20,010	1,350,501	0.59%
DTE Energy Co.	Utilities	12,045	1,330,475	0.58%
Estee Lauder Cos., Inc. (The) Class A	Consumer Staples	11,826	1,322,283	0.58%
ServiceNow, Inc.	Information Technology	10,396	1,313,730	0.57%
3M Co.	Industrials	5,693	1,310,545	0.57%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Dominion Energy, Inc.	Utilities	36,599	$2,969,664	1.01%
U.S. Bancorp	Financials	53,782	2,924,653	1.00%
W.R. Grace & Co.	Materials	37,578	2,874,332	0.98%
DowDuPont, Inc.	Materials	38,779	2,804,099	0.95%
Arthur J. Gallagher & Co.	Financials	42,397	2,685,031	0.91%
Anheuser-Busch InBev SA/NV	Consumer Staples	21,773	2,664,566	0.91%
(Belgium)
Ball Corp.	Materials	58,666	2,518,519	0.86%
General Motors Co.	Consumer Discretionary	57,343	2,464,603	0.84%
Wells Fargo & Co.	Financials	39,511	2,218,167	0.75%
Duke Energy Corp.	Utilities	22,974	2,028,805	0.69%
salesforce.com, Inc.	Information Technology	19,789	2,025,255	0.69%
W.R. Berkley Corp.	Financials	27,392	1,878,532	0.64%
Airbus SE (France)	Industrials	18,145	1,854,852	0.63%
Novartis AG (Switzerland)	Health Care	22,337	1,841,991	0.63%
International Paper Co.	Materials	31,230	1,788,546	0.61%
Vornado Realty Trust	Real Estate	22,663	1,696,563	0.58%
Essity AB Class B (Sweden)	Consumer Staples	56,508	1,689,484	0.58%
JPMorgan Chase & Co.	Financials	16,623	1,672,400	0.57%
Accor SA (France)	Consumer Discretionary	33,273	1,660,333	0.57%
Eisai Co., Ltd. (Japan)	Health Care	29,554	1,637,792	0.56%
Entergy Corp.	Utilities	18,665	1,610,071	0.55%

70 Absolute Return 700 Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Alleghany Corp.	Financials	2,800	$1,585,471	0.54%
Marsh & McLennan Cos., Inc.	Financials	19,488	1,577,133	0.54%
Berkshire Hathaway, Inc. Class B	Financials	8,358	1,562,361	0.53%
Suncor Energy, Inc. (Canada)	Energy	44,443	1,510,063	0.51%
American Electric Power Co., Inc.	Utilities	19,906	1,481,190	0.50%
General Electric Co.	Industrials	73,267	1,477,067	0.50%
EOG Resources, Inc.	Energy	14,490	1,447,069	0.49%
Splunk, Inc.	Information Technology	21,371	1,438,252	0.49%
Telefonica SA (Spain)	Telecommunication	136,491	1,431,997	0.49%
	Services
Wolseley PLC (United Kingdom)	Industrials	20,447	1,429,568	0.49%
Panasonic Corp. (Japan)	Consumer Discretionary	94,923	1,420,538	0.48%
Ferrovial SA (Spain)	Industrials	64,965	1,411,459	0.48%
Aeon Co., Ltd. (Japan)	Consumer Staples	90,231	1,390,035	0.47%
Praxair, Inc.	Materials	9,505	1,388,866	0.47%
Johnson Controls International PLC	Industrials	33,382	1,381,661	0.47%
BHP Billiton, Ltd. (Australia)	Materials	67,220	1,367,900	0.47%
Realty Income Corp.	Real Estate	25,003	1,341,904	0.46%
First Republic Bank	Financials	13,554	1,320,124	0.45%
Bureau Veritas SA (France)	Industrials	49,137	1,316,296	0.45%
Occidental Petroleum Corp.	Energy	20,330	1,312,738	0.45%
Sempra Energy	Utilities	11,139	1,308,863	0.45%
Prudential PLC (United Kingdom)	Financials	53,023	1,304,036	0.44%
SGS SA (Switzerland)	Industrials	525	1,297,129	0.44%
Nestle SA (Switzerland)	Consumer Staples	15,338	1,290,971	0.44%
Boston Scientific Corp.	Health Care	45,188	1,271,600	0.43%
Huntington Bancshares, Inc.	Financials	92,003	1,269,640	0.43%
Enbridge, Inc. (Canada)	Energy	32,961	1,267,698	0.43%
MetLife, Inc.	Financials	23,157	1,240,726	0.42%
Alexandria Real Estate Equities, Inc.	Real Estate	9,854	1,221,556	0.42%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Royal Dutch Shell PLC Class A	Energy	109,433	$3,437,570	1.08%
(United Kingdom)
Repsol SA (Spain)	Energy	181,504	3,401,054	1.07%
Total SA (France)	Energy	60,049	3,348,717	1.05%
Avery Dennison Corp.	Materials	29,820	3,165,966	0.99%
Torchmark Corp.	Financials	34,868	2,933,448	0.92%
WEC Energy Group, Inc.	Utilities	42,151	2,840,530	0.89%
Amphenol Corp. Class A	Information Technology	31,226	2,716,688	0.85%
NextEra Energy, Inc.	Utilities	17,494	2,712,735	0.85%
Honeywell International, Inc.	Industrials	18,639	2,686,989	0.84%
Muenchener Rueckversicherungs-	Financials	11,769	2,633,138	0.83%
Gesellschaft AG in Muenchen
(Germany)

Absolute Return 700 Fund 71

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Raytheon Co.	Industrials	14,298	$2,576,480	0.81%
Roper Technologies, Inc.	Industrials	9,277	2,395,069	0.75%
Cigna Corp.	Health Care	11,818	2,330,790	0.73%
PepsiCo, Inc.	Consumer Staples	20,365	2,244,816	0.70%
ITOCHU Corp. (Japan)	Industrials	126,377	2,199,890	0.69%
Xcel Energy, Inc.	Utilities	44,264	2,191,947	0.69%
Swiss Life Holding AG (Switzerland)	Financials	6,299	2,191,437	0.69%
Baloise Holding AG (Switzerland)	Financials	13,461	2,124,252	0.67%
Allianz SE (Germany)	Financials	8,824	2,049,244	0.64%
Eversource Energy	Utilities	32,249	2,020,059	0.63%
Johnson & Johnson	Health Care	14,330	1,997,747	0.63%
Canadian National Railway Co.	Industrials	24,230	1,951,224	0.61%
(Canada)
Hartford Financial Services Group,	Financials	33,772	1,859,153	0.58%
Inc. (The)
Swisscom AG (Switzerland)	Telecommunication	3,666	1,853,810	0.58%
	Services
Consolidated Edison, Inc.	Utilities	20,876	1,796,383	0.56%
Synopsys, Inc.	Information Technology	20,629	1,784,845	0.56%
VMware, Inc. Class A	Information Technology	14,615	1,749,319	0.55%
Atmos Energy Corp.	Utilities	20,039	1,748,237	0.55%
Packaging Corp. of America	Materials	14,878	1,729,865	0.54%
Pinnacle West Capital Corp.	Utilities	19,438	1,704,895	0.53%
Waste Management, Inc.	Industrials	20,649	1,696,715	0.53%
Carnival Corp.	Consumer Discretionary	25,042	1,662,540	0.52%
Ingredion, Inc.	Consumer Staples	12,857	1,611,674	0.51%
Duke Realty Corp.	Real Estate	56,482	1,608,621	0.50%
ING Groep NV GDR (Netherlands)	Financials	86,596	1,599,949	0.50%
Japan Post Bank Co., Ltd. (Japan)	Financials	127,045	1,599,942	0.50%
Valero Energy Corp.	Energy	20,166	1,590,861	0.50%
Bank of Nova Scotia (The) (Canada)	Financials	24,404	1,576,559	0.49%
Northrop Grumman Corp.	Industrials	5,293	1,564,148	0.49%
DTE Energy Co.	Utilities	14,160	1,564,071	0.49%
Cadence Design Systems, Inc.	Information Technology	36,099	1,558,034	0.49%
Henderson Land Development Co.,	Real Estate	237,366	1,547,089	0.48%
Ltd. (Hong Kong)
Taisei Corp. (Japan)	Industrials	27,809	1,534,473	0.48%
AO Smith Corp.	Industrials	25,714	1,522,288	0.48%
Sumitomo Corp. (Japan)	Industrials	105,327	1,514,142	0.47%
Skyworks Solutions, Inc.	Information Technology	13,252	1,508,843	0.47%
Kuehne & Nagel International AG	Industrials	8,616	1,505,803	0.47%
(Switzerland)
Exxon Mobil Corp.	Energy	17,975	1,498,257	0.47%
Texas Instruments, Inc.	Information Technology	15,362	1,485,326	0.47%
Church & Dwight Co., Inc.	Consumer Staples	32,288	1,458,440	0.46%

72 Absolute Return 700 Fund

A BASKET (JPCMPTSH) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Thermo Fisher Scientific, Inc.	Health Care	17,283	$3,349,920	1.48%
Praxair, Inc.	Materials	19,653	2,871,744	1.27%
Fiserv, Inc.	Information Technology	21,520	2,785,370	1.23%
Procter & Gamble Co. (The)	Consumer Staples	31,353	2,706,991	1.20%
Progressive Corp. (The)	Financials	55,236	2,687,245	1.19%
Aflac, Inc.	Financials	30,812	2,584,857	1.14%
Wal-Mart Stores, Inc.	Consumer Staples	28,841	2,518,081	1.11%
Xcel Energy, Inc.	Utilities	50,570	2,504,235	1.11%
Netflix, Inc.	Consumer Discretionary	12,571	2,469,419	1.09%
Intel Corp.	Information Technology	52,356	2,381,682	1.05%
Phillips 66	Energy	25,011	2,277,994	1.01%
Travelers Cos., Inc. (The)	Financials	16,738	2,216,929	0.98%
Coca-Cola Co. (The)	Consumer Staples	47,101	2,165,696	0.96%
WEC Energy Group, Inc.	Utilities	31,564	2,127,128	0.94%
Franklin Resources, Inc.	Financials	50,065	2,109,251	0.93%
STERIS PLC (United Kingdom)	Health Care	22,383	2,089,009	0.92%
Dominion Energy, Inc.	Utilities	25,248	2,048,641	0.91%
Duke Energy Corp.	Utilities	22,940	2,025,821	0.90%
Medtronic PLC	Health Care	24,336	1,959,573	0.87%
Exxon Mobil Corp.	Energy	23,140	1,928,730	0.85%
Consolidated Edison, Inc.	Utilities	21,888	1,883,422	0.83%
Spirit AeroSystems Holdings, Inc.	Industrials	23,472	1,880,143	0.83%
Class A
Lockheed Martin Corp.	Industrials	6,082	1,874,324	0.83%
Varian Medical Systems, Inc.	Health Care	17,976	1,872,871	0.83%
Paychex, Inc.	Information Technology	29,041	1,852,494	0.82%
Emerson Electric Co.	Industrials	27,652	1,782,449	0.79%
T Rowe Price Group, Inc.	Financials	18,780	1,744,654	0.77%
Archer-Daniels-Midland Co.	Consumer Staples	42,488	1,736,483	0.77%
Textron, Inc.	Industrials	32,863	1,733,219	0.77%
Invitation Homes, Inc.	Real Estate	76,244	1,720,818	0.76%
PerkinElmer, Inc.	Health Care	23,546	1,702,858	0.75%
Mettler-Toledo International, Inc.	Health Care	2,451	1,673,467	0.74%
Boeing Co. (The)	Industrials	6,478	1,671,113	0.74%
General Electric Co.	Industrials	82,382	1,660,815	0.73%
Deere & Co.	Industrials	12,264	1,629,682	0.72%
IDEX Corp.	Industrials	12,666	1,623,918	0.72%
Wells Fargo & Co.	Financials	28,496	1,599,766	0.71%
WestRock Co.	Materials	25,636	1,572,226	0.70%
Target Corp.	Consumer Discretionary	26,071	1,539,203	0.68%
Zimmer Biomet Holdings, Inc.	Health Care	12,232	1,487,596	0.66%
Southern Co. (The)	Utilities	28,381	1,481,487	0.66%
Altria Group, Inc.	Consumer Staples	22,741	1,460,449	0.65%
Commerce Bancshares, Inc./MO	Financials	24,995	1,453,693	0.64%
Home Depot, Inc. (The)	Consumer Discretionary	8,763	1,452,734	0.64%

Absolute Return 700 Fund 73

A BASKET (JPCMPTSH) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
RenaissanceRe Holdings, Ltd.	Financials	10,274	$1,421,483	0.63%
Stryker Corp.	Health Care	9,066	1,403,977	0.62%
United Parcel Service, Inc. Class B	Industrials	11,891	1,397,510	0.62%
Illinois Tool Works, Inc.	Industrials	8,864	1,387,460	0.61%
Prudential Financial, Inc.	Financials	12,292	1,357,822	0.60%
LyondellBasell Industries NV Class A	Materials	13,072	1,353,311	0.60%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value date	date	by fund	(depreciation)
Barclays Bank PLC
CMBX NA BBB–.7	BBB–/P	$2,153	$383,000	$44,696	1/17/47	300 bp—	$(42,320)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BBB–.6	BBB–/P	32,612	240,000	40,152	5/11/63	300 bp—	(7,400)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	457,962	2,800,000	468,440	5/11/63	300 bp—	(8,845)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	46,096	364,000	60,897	5/11/63	300 bp—	(14,588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,861	627,000	104,897	5/11/63	300 bp—	(32,670)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,306	684,000	114,433	5/11/63	300 bp—	(41,728)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,901	1,019,000	170,479	5/11/63	300 bp—	(52,984)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	721,671	4,500,000	752,850	5/11/63	300 bp—	(28,554)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,456,026	9,100,000	1,522,430	5/11/63	300 bp—	(61,095)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,227,985	11,485,000	1,921,441	5/11/63	300 bp—	(686,756)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,777,357	24,046,000	2,806,168	1/17/47	300 bp—	(1,014,785)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	9,011	104,000	17,399	5/11/63	300 bp—	(8,328)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,029	107,000	17,901	5/11/63	300 bp—	(8,809)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,287	130,000	21,749	5/11/63	300 bp—	(11,387)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,388	158,000	26,433	5/11/63	300 bp—	(8,954)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,418	159,000	26,601	5/11/63	300 bp—	(13,090)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,789	258,000	43,163	5/11/63	300 bp—	(14,224)
Index						Monthly

74 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$28,789	$258,000	$43,163	5/11/63	300 bp—	$(14,224)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,645	259,000	43,331	5/11/63	300 bp—	(25,535)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,735	279,000	46,677	5/11/63	300 bp—	(7,779)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,423	306,000	51,194	5/11/63	300 bp—	(24,592)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,008	712,000	119,118	5/11/63	300 bp—	(59,694)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	81,117	728,000	121,794	5/11/63	300 bp—	(40,253)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,204	871,000	145,718	5/11/63	300 bp—	(102,006)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,404	1,043,000	174,494	5/11/63	300 bp—	(119,482)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	144,209	1,332,000	222,844	5/11/63	300 bp—	(77,857)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	290,924	2,639,000	441,505	5/11/63	300 bp—	(149,041)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	309,925	4,193,000	489,323	1/17/47	300 bp—	(176,952)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	879,902	12,624,000	1,473,221	1/17/47	300 bp—	(585,955)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	8,396	64,000	10,707	5/11/63	300 bp—	(2,274)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,271	125,000	20,913	5/11/63	300 bp—	(4,568)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,000	176,000	29,445	5/11/63	300 bp—	(7,342)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,508	177,000	29,612	5/11/63	300 bp—	(9,001)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,660	177,000	29,612	5/11/63	300 bp—	(8,849)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,778	215,000	35,970	5/11/63	300 bp—	(8,066)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,870	217,000	36,304	5/11/63	300 bp—	(9,308)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,836	250,000	41,825	5/11/63	300 bp—	(8,844)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,513	295,000	49,354	5/11/63	300 bp—	(6,668)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,248	352,000	58,890	5/11/63	300 bp—	(7,436)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,339	411,000	68,760	5/11/63	300 bp—	(28,181)
Index						Monthly

Absolute Return 700 Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$44,073	$419,000	$70,099	5/11/63	300 bp—	$(25,781)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,462	427,000	71,437	5/11/63	300 bp—	(20,726)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,483	480,000	80,304	5/11/63	300 bp—	(22,541)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,616	551,000	92,182	5/11/63	300 bp—	(6,245)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	88,914	609,000	101,886	5/11/63	300 bp—	(12,616)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	80,485	650,000	108,745	5/11/63	300 bp—	(27,881)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,546	686,000	114,768	5/11/63	300 bp—	(12,822)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,546	686,000	114,768	5/11/63	300 bp—	(12,822)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	60,613	712,000	119,118	5/11/63	300 bp—	(58,090)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,183	774,000	129,490	5/11/63	300 bp—	(43,856)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	164,940	1,170,000	195,741	5/11/63	300 bp—	(30,119)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	142,130	1,250,000	209,125	5/11/63	300 bp—	(66,265)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	144,245	1,271,000	212,638	5/11/63	300 bp—	(67,652)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	162,059	1,326,000	221,840	5/11/63	300 bp—	(59,007)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	162,059	1,326,000	221,840	5/11/63	300 bp—	(59,007)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	148,839	1,327,000	222,007	5/11/63	300 bp—	(72,394)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	146,300	1,332,000	222,844	5/11/63	300 bp—	(75,766)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,363,481	8,300,000	1,388,590	5/11/63	300 bp—	(20,266)
Index						Monthly
Upfront premium received		11,544,530		Unrealized appreciation			—
Upfront premium (paid)		—		Unrealized depreciation			(4,234,280)
Total		$11,544,530		Total			$(4,234,280)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

76 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(50,886)	$324,000	$62,338	1/17/47	(500 bp)—	$11,136
					Monthly
CMBX NA BB.7 Index	(52,906)	324,000	62,338	1/17/47	(500 bp)—	9,117
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(114,569)	6,491,000	1,705,186	5/11/63	(500 bp)—	1,584,306
					Monthly
CMBX NA BB.7 Index	(35,365)	215,000	41,366	1/17/47	(500 bp)—	5,792
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(392,829)	3,840,000	1,008,768	5/11/63	(500 bp)—	612,206
					Monthly
CMBX NA BB.7 Index	(89,586)	592,000	113,901	1/17/47	(500 bp)—	23,739
					Monthly
CMBX NA BB.7 Index	(190,224)	1,042,000	200,481	1/17/47	(500 bp)—	9,244
					Monthly
CMBX NA BB.7 Index	(94,538)	577,000	111,015	1/17/47	(500 bp)—	15,916
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(229,896)	1,150,000	221,260	1/17/47	(500 bp)—	(9,754)
					Monthly
CMBX NA BB.7 Index	(192,281)	1,042,000	200,481	1/17/47	(500 bp)—	7,187
					Monthly
CMBX NA BB.7 Index	(99,400)	635,000	122,174	1/17/47	(500 bp)—	22,157
					Monthly
CMBX NA BB.7 Index	(50,886)	324,000	62,338	1/17/47	(500 bp)—	11,136
					Monthly
CMBX NA BB.7 Index	(19,164)	118,000	22,703	1/17/47	(500 bp)—	3,424
					Monthly
CMBX NA BBB–.7 Index	(431,632)	3,935,000	459,215	1/17/47	(300 bp)—	25,287
					Monthly
CMBX NA BBB–.7 Index	(130,562)	1,170,000	136,539	1/17/47	(300 bp)—	5,294
					Monthly
CMBX NA BBB–.7 Index	(31,202)	580,000	67,686	1/17/47	(300 bp)—	36,146
					Monthly
CMBX NA BBB–.7 Index	(57,721)	551,000	64,302	1/17/47	(300 bp)—	6,259
					Monthly
Upfront premium received	—		Unrealized appreciation			2,388,346
Upfront premium (paid)	(2,263,647)		Unrealized depreciation			(9,754)
Total	$(2,263,647)		Total			$2,378,592

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Absolute Return 700 Fund 77

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$10,879,833	$146,280,000	$12,295,565	12/20/22	(500 bp)—	$(2,086,182)
Index					Quarterly
Total	$10,879,833					$(2,086,182)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$24,298,896	$—	$—
Capital goods	6,562,663	—	—
Communication services	25,330,216	—	—
Consumer cyclicals	24,028,619	—	—
Consumer staples	5,394,621	—	—
Energy	10,646,513	—	—
Financials	53,330,740	—	—
Health care	1,748,891	—	—
Technology	57,168,192	—	—
Transportation	3,308,602	13,188	—
Utilities and power	12,257,502	14,849	—
Total common stocks	224,075,455	28,037	—

Asset-backed securities	—	592,333	—
Commodity linked notes	—	136,836,081	—
Convertible bonds and notes	—	135,653	—
Corporate bonds and notes	—	73,617,239	—
Foreign government and agency bonds and notes		9,562,127
Investment companies	116,741,573	—	—
Mortgage-backed securities	—	97,877,901	—
Purchased options outstanding	—	2,564,970	—
Purchased swap options outstanding	—	553,844	—
Senior loans	—	30,062,446	—
U.S. government and agency mortgage obligations	—	245,344,419	—
U.S. treasury obligations	—	327,956	—
Warrants	3,495	2,696,292	—
Short-term investments	240,156,107	293,495,704	—
Totals by level	$580,976,630	$893,695,002	$—

78 Absolute Return 700 Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,314,382)	$—
Futures contracts	6,978,755	—	—
Written options outstanding	—	(122,049)	—
Written swap options outstanding	—	(842,292)	—
Forward premium swap option contracts	—	17,958	—
TBA sale commitments	—	(119,365,975)	—
Interest rate swap contracts	—	(511,396)	—
Total return swap contracts	—	9,834,651	—
Credit default contracts	—	(24,102,586)	—
Totals by level	$6,978,755	$(136,406,071)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 79

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value, including $59,222,029 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $990,711,330)	$1,042,767,925
Affiliated issuers (identified cost $293,220,707) (Notes 1 and 5)	293,220,707
Repurchase agreements (identified cost $138,683,000)	138,683,000
Cash	677,789
Foreign currency (cost $608,133) (Note 1)	608,932
Dividends, interest and other receivables	4,433,172
Receivable for shares of the fund sold	2,693,428
Receivable for investments sold	375,533
Receivable for sales of delayed delivery securities (Notes 1 and 9)	113,570,376
Receivable for variation margin on futures contracts (Note 1)	567,900
Receivable for variation margin on centrally cleared swap contracts (Note 1)	466,136
Unrealized appreciation on forward premium swap option contracts (Note 1)	77,714
Unrealized appreciation on forward currency contracts (Note 1)	3,621,594
Unrealized appreciation on OTC swap contracts (Note 1)	44,213,861
Premium paid on OTC swap contracts (Note 1)	2,263,647
Prepaid assets	45,271
Total assets	1,648,286,985

LIABILITIES
Payable for investments purchased	1,098,039
Payable for purchases of delayed delivery securities (Notes 1 and 9)	233,867,544
Payable for shares of the fund repurchased	929,521
Payable for compensation of Manager (Note 2)	704,865
Payable for custodian fees (Note 2)	90,690
Payable for investor servicing fees (Note 2)	252,638
Payable for Trustee compensation and expenses (Note 2)	145,226
Payable for administrative services (Note 2)	4,865
Payable for distribution fees (Note 2)	208,838
Payable for variation margin on futures contracts (Note 1)	278,991
Payable for variation margin on centrally cleared swap contracts (Note 1)	452,169
Unrealized depreciation on OTC swap contracts (Note 1)	36,234,898
Premium received on OTC swap contracts (Note 1)	11,544,530
Unrealized depreciation on forward currency contracts (Note 1)	4,935,976
Unrealized depreciation on forward premium swap option contracts (Note 1)	59,756
Written options outstanding, at value (premiums $3,141,104) (Note 1)	964,341
TBA sale commitments, at value (proceeds receivable $119,471,172) (Note 1)	119,365,975
Collateral on securities loaned, at value (Note 1)	60,230,600
Collateral on certain derivative contracts, at value (Notes 1 and 9)	8,410,812
Other accrued expenses	276,324
Total liabilities	480,056,598

Net assets	$1,168,230,387

(Continued on next page)

80 Absolute Return 700 Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,094,138,532
Undistributed net investment income (Note 1)	16,555,998
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(7,613,430)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	65,149,287
Total — Representing net assets applicable to capital shares outstanding	$1,168,230,387

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($262,942,593 divided by 21,310,941 shares)	$12.34
Offering price per class A share (100/94.25 of $12.34)*	$13.09
Net asset value and offering price per class B share ($23,288,638 divided by 1,948,265 shares)**	$11.95
Net asset value and offering price per class C share ($151,074,786 divided by 12,664,010 shares)**	$11.93
Net asset value and redemption price per class M share ($5,065,642 divided by 420,126 shares)	$12.06
Offering price per class M share (100/96.50 of $12.06)*	$12.50
Net asset value, offering price and redemption price per class P share
($89,518,293 divided by 7,209,444 shares)	$12.42
Net asset value, offering price and redemption price per class R share
($4,596,580 divided by 377,898 shares)	$12.16
Net asset value, offering price and redemption price per class R6 share
($9,071,151 divided by 728,414 shares)	$12.45
Net asset value, offering price and redemption price per class Y share
($622,672,704 divided by 50,225,603 shares)	$12.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 81

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (including interest income of $1,249,859 from investments in affiliated issuers) (Note 5)	$22,668,638
Dividends (net of foreign tax of $764,004)	13,938,115
Securities lending (net of expenses) (Notes 1 and 5)	179,387
Total investment income	36,786,140

EXPENSES
Compensation of Manager (Note 2)	7,994,885
Investor servicing fees (Note 2)	1,501,769
Custodian fees (Note 2)	209,463
Trustee compensation and expenses (Note 2)	66,775
Distribution fees (Note 2)	2,640,938
Administrative services (Note 2)	35,704
Other	582,245
Total expenses	13,031,779
Expense reduction (Note 2)	(20,571)
Net expenses	13,011,208

Net investment income	23,774,932

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	72,328,860
Net realized gain on forward currency contracts (Note 1)	4,565,432
Net realized loss on foreign currency transactions (Note 1)	(7,090)
Net realized loss on swap contracts (Note 1)	(10,315,113)
Net realized loss on futures contracts (Note 1)	(4,869,309)
Net realized loss on written options (Note 1)	(1,022,063)
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	18,685,546
Net unrealized depreciation of forward currency contracts during the year	(2,909,193)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,268)
Net unrealized depreciation of swap contracts during the year	(7,748,647)
Net unrealized appreciation of futures contracts during the year	9,209,348
Net unrealized appreciation of written options during the year	1,138,104
Net gain on investments	79,052,607

Net increase in net assets resulting from operations	$102,827,539

The accompanying notes are an integral part of these financial statements.

82 Absolute Return 700 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$23,774,932	$29,511,942
Net realized gain (loss) on investments
and foreign currency transactions	60,680,717	(109,052,344)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	18,371,890	49,434,707
Net increase (decrease) in net assets resulting
from operations	102,827,539	(30,105,695)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(27,122,833)
Class B	—	(1,771,864)
Class C	—	(12,838,661)
Class M	—	(440,269)
Class P	—	—
Class R	—	(113,951)
Class R5	—	(758)
Class R6	—	(535,552)
Class Y	—	(50,507,218)
From net realized long-term gain on investments
Class A	—	(4,184,485)
Class B	—	(308,195)
Class C	—	(2,189,965)
Class M	—	(72,511)
Class P	—	—
Class R	—	(18,332)
Class R5	—	(113)
Class R6	—	(79,090)
Class Y	—	(7,530,467)
From return of capital
Class A	—	(750,198)
Class B	—	(49,008)
Class C	—	(355,108)
Class M	—	(12,177)
Class R	—	(3,152)
Class R5	—	(21)
Class R6	—	(14,813)
Class Y	—	(1,396,992)
Decrease from capital share transactions (Note 4)	(156,865,903)	(76,126,905)
Total decrease in net assets	(54,038,364)	(216,528,333)

NET ASSETS
Beginning of year	1,222,268,751	1,438,797,084
End of year (including undistributed net investment
income of $16,555,998 and distributions in excess of net
investment income of $17,670,682, respectively)	$1,168,230,387	$1,222,268,751

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2017	$11.28	.24	.82	1.06	—	—	—	—	$12.34	9.40	$262,943	1.16	2.01	559[e]
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578[e]
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	12.45	4.04	424,484	1.26	1.60	563[e]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	12.71	5.65	328,250	1.24	1.63	313[e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	—	(.01)	12.17	3.42	346,385	1.25	2.04	199[f]
Class B
October 31, 2017	$11.01	.15	.79	.94	—	—	—	—	$11.95	8.54	$23,289	1.91	1.30	559[e]
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578[e]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.18	30,905	2.01	.85	563[e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.92	28,072	1.99	.88	313[e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199[f]
Class C
October 31, 2017	$10.99	.15	.79	.94	—	—	—	—	$11.93	8.55	$151,075	1.91	1.29	559[e]
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578[e]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	12.16	3.24	210,619	2.01	.85	563[e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	12.44	4.91	160,682	1.99	.88	313[e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199[f]
Class M
October 31, 2017	$11.08	.18	.80	.98	—	—	—	—	$12.06	8.84	$5,066	1.66	1.54	559[e]
October 31, 2016	12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	11.08	(2.30)	6,815	1.69[d]	1.70[d]	578[e]
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	12.25	3.55	7,146	1.76	1.10	563[e]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	12.52	5.12	5,286	1.74	1.12	313[e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199[f]
Class P
October 31, 2017	$11.31	.29	.82	1.11	—	—	—	—	$12.42	9.81	$89,518.78		2.41	559[e]
October 31, 2016†	11.25	.04	.02	.06	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578[e]
Class R
October 31, 2017	$11.15	.20	.81	1.01	—	—	—	—	$12.16	9.06	$4,597	1.41	1.73	559[e]
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578[e]
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	12.31	3.84	1,564	1.51	1.34	563[e]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	12.57	5.40	1,848	1.49	1.39	313[e]
October 31, 2013	11.68	.21	.15	.36	—[g]	—	—	—[g]	12.04	3.11	2,005	1.50	1.77	199[f]
Class R6
October 31, 2017	$11.35	.28	.82	1.10	—	—	—	—	$12.45	9.69	$9,071.82		2.37	559[e]
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	11.35	(1.40)	7,817	.85[d]	2.54[d]	578[e]
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	12.51	4.39	8,237.93		1.93	563[e]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	12.77	5.97	6,678.91		1.96	313[e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	—	(.03)	12.23	3.79	6,500.92		2.09	199[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Absolute Return 700 Fund	Absolute Return 700 Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
October 31, 2017	$11.31	.27	.82	1.09	—	—	—	—	$12.40	9.64	$622,673.91		2.29	559[e]
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	11.31	(1.48)	602,704	.94[d]	2.47[d]	578[e]
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	12.47	4.25	755,830	1.01	1.85	563[e]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	12.74	5.93	565,281.99		1.88	313[e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	—	(.04)	12.20	3.67	464,035	1.00	2.27	199[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/16
Class A	<0.01%
Class B	<0.01
Class C	<0.01
Class M	<0.01
Class R	<0.01
Class P	—
Class R6	<0.01
Class Y	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

86 Absolute Return 700 Fund	Absolute Return 700 Fund 87

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies—a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

88 Absolute Return 700 Fund

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

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security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $141,459,419, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

90 Absolute Return 700 Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s

Absolute Return 700 Fund 91

books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the

92 Absolute Return 700 Fund

payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time.

Absolute Return 700 Fund 93

The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,791,727 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,329,019 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $11,859,788 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $60,230,600 and the value of securities loaned amounted to $59,222,029.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

94 Absolute Return 700 Fund

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from income on swap contracts, from interest only securities, and from real estate mortgage investment conduits.

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $10,451,748 to increase undistributed net investment income, $173,061 to decrease paid-in capital and $10,278,687 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$117,463,750
Unrealized depreciation	(72,108,466)
Net unrealized appreciation	45,355,284
Undistributed ordinary income	22,882,583
Undistributed long-term gain	5,992,096
Cost for federal income tax purposes	$1,299,836,540

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 7.00%

Absolute Return 700 Fund 95

over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.875% of the fund’s average net assets before a decrease of $2,092,490 (0.182% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2019, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

96 Absolute Return 700 Fund

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$387,392	Class R	3,860
Class B	36,427	Class R6	4,193
Class C	230,710	Class Y	822,999
Class M	7,856	Total	$1,501,769
Class P	8,332

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,947 under the expense offset arrangements and by $15,624 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $838, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$685,667
Class B	1.00%	1.00%	259,098
Class C	1.00%	1.00%	1,640,657
Class M	1.00%	0.75%	41,748
Class R	1.00%	0.50%	13,768
Total			$2,640,938

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $46,716 and $412 from the sale of class A and class M shares, respectively, and received $13,281 and $4,645 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Absolute Return 700 Fund 97

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $147 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,091,686,152	$6,643,004,185
U.S. government securities (Long-term)	—	—
Total	$6,091,686,152	$6,643,004,185

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	6,662,985	$78,981,723	8,485,535	$96,195,520
Shares issued in connection with
reinvestment of distributions	—	—	2,643,023	29,258,269
	6,662,985	78,981,723	11,128,558	125,453,789
Shares repurchased	(13,401,527)	(157,292,382)	(17,181,781)	(192,121,727)
Net decrease	(6,738,542)	$(78,310,659)	(6,053,223)	$(66,667,938)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	52,292	$587,953	323,489	$3,552,976
Shares issued in connection with
reinvestment of distributions	—	—	187,218	2,036,933
	52,292	587,953	510,707	5,589,909
Shares repurchased	(703,621)	(8,050,994)	(451,971)	(4,967,560)
Net increase (decrease)	(651,329)	$(7,463,041)	58,736	$622,349

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	1,025,541	$11,731,595	3,905,830	$43,522,340
Shares issued in connection with
reinvestment of distributions	—	—	1,261,930	13,691,939
	1,025,541	11,731,595	5,167,760	57,214,279
Shares repurchased	(5,324,580)	(60,500,675)	(5,531,597)	(60,447,293)
Net decrease	(4,299,039)	$(48,769,080)	(363,837)	$(3,233,014)

98 Absolute Return 700 Fund

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	61,457	$703,912	136,636	$1,516,928
Shares issued in connection with
reinvestment of distributions	—	—	47,208	515,511
	61,457	703,912	183,844	2,032,439
Shares repurchased	(256,354)	(2,926,467)	(152,423)	(1,678,415)
Net increase (decrease)	(194,897)	$(2,222,555)	31,421	$354,024

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 10/31/17		TO 10/31/16
Class P	Shares	Amount	Shares	Amount
Shares sold	3,217,875	$37,932,908	7,352,537	$82,848,988
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	3,217,875	37,932,908	7,352,537	82,848,988
Shares repurchased	(2,328,165)	(27,671,901)	(1,032,803)	(11,669,937)
Net increase	889,710	$10,261,007	6,319,734	$71,179,051

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	227,417	$2,685,221	62,957	$718,135
Shares issued in connection with
reinvestment of distributions	—	—	11,740	128,670
	227,417	2,685,221	74,697	846,805
Shares repurchased	(16,391)	(189,256)	(34,948)	(386,053)
Net increase	211,026	$2,495,965	39,749	$460,752

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16*
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	80	892
	—	—	80	892
Shares repurchased	—	—	(1,016)	(11,105)
Net decrease	—	$—	(936)	$(10,213)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	214,842	$2,537,265	169,473	$1,885,231
Shares issued in connection with
reinvestment of distributions	—	—	56,708	629,455
	214,842	2,537,265	226,181	2,514,686
Shares repurchased	(175,224)	(2,055,858)	(195,706)	(2,196,423)
Net increase	39,618	$481,407	30,475	$318,263

Absolute Return 700 Fund 99

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	22,233,449	$262,398,665	34,204,621	$386,945,474
Shares issued in connection with
reinvestment of distributions	—	—	4,778,382	52,896,684
	22,233,449	262,398,665	38,983,003	439,842,158
Shares repurchased	(25,300,130)	(295,737,612)	(46,283,292)	(518,992,337)
Net decrease	(3,066,681)	$(33,338,947)	(7,300,289)	$(79,150,179)

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R6	1,019	0.14%	$12,687

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$53,420,625	$780,438,857	$773,628,882	$483,820	$60,230,600
Putnam Short Term
Investment Fund**	120,142,869	575,246,406	462,399,168	1,249,859	232,990,107
Total Short-term
investments	$173,563,494	$1,355,685,263	$1,236,028,050	$1,733,679	$293,220,707

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

100 Absolute Return 700 Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$3,400,000
Purchased currency options (contract amount)	$54,700,000
Purchased swap option contracts (contract amount)	$134,200,000
Written equity option contracts (contract amount)	$200,000
Written currency options (contract amount)	$54,700,000
Written swap option contracts (contract amount)	$129,900,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$564,300,000
Centrally cleared interest rate swap contracts (notional)	$1,145,400,000
OTC total return swap contracts (notional)	$2,807,200,000
OTC credit default contracts (notional)	$113,700,000
Centrally cleared credit default contracts (notional)	$120,800,000
Warrants (number of warrants)	3,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$4,642,239	depreciation	$28,744,825*
Foreign exchange	Investments,
contracts	Receivables	3,964,584	Payables	5,032,674
Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	55,619,772*	depreciation	32,262,324*
Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	4,086,940*	depreciation	6,516,452*
Total		$68,313,535		$72,556,275

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 700 Fund 101

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,630,034	$1,630,034
Foreign exchange
contracts	—	1,468,387	—	4,565,432	—	6,033,819
Equity contracts	7,031,629	—	1,044,716	—	(3,974,946)	4,101,399
Interest rate
contracts	—	(16,581,766)	(5,914,025)	—	(7,970,201)	(30,465,992)
Total	$7,031,629	$(15,113,379)	$(4,869,309)	$4,565,432	$(10,315,113)	$(18,700,740)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(4,046,980)	$(4,046,980)
Foreign exchange
contracts	—	(214,106)	—	(2,909,193)	—	(3,123,299)
Equity contracts	(3,763,133)	33,889	8,921,339	—	(4,921,808)	270,287
Interest rate
contracts	—	473,608	288,009	—	1,220,141	1,981,758
Total	$(3,763,133)	$293,391	$9,209,348	$(2,909,193)	$(7,748,647)	$(4,918,234)

102 Absolute Return 700 Fund

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Absolute Return 700 Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$466,136	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$466,136
OTC Total return swap
contracts*#	19,161,896	61	—	14,100,453	—	10,445	3,166,458	4,118,332	—	1,247,713	20,157	—	—	—	—	—	—	—	41,825,515
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	124,045	1,740,032	—	1,428,282	—	—	1,349,880	—	—	—	—	—	—	—	4,642,239
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	567,900	—	—	—	—	—	—	567,900
Forward currency contracts#	61,834	130,694	—	175,071	—	615,898	—	228,589	400,503	251,343	—	—	—	—	949,922	99,945	492,951	214,844	3,621,594
Forward premium swap
option contracts#	39,352	—	—	9,582	—	87	—	—	—	28,693	—	—	—	—	—	—	—	—	77,714
Purchased swap options**#	100,897	—	—	160,880	—	50,657	—	128,732	—	112,678	—	—	—	—	—	—	—	—	553,844
Purchased options**#	887,006	—	—	925,011	—	—	—	17,912	—	735,041	—	—	—	—	—	—	—	—	2,564,970
Repurchase agreements**	—	—	—	—	—	—	—	—	48,344,000	—	—	—	—	90,339,000		—	—	—	138,683,000
Total Assets	$20,250,985	$130,755	$466,136	$15,370,997	$124,045	$2,417,119	$3,166,458	$5,921,847	$48,744,503	$2,375,468	$1,370,037	$567,900	$—	$90,339,000	$949,922	$99,945	$492,951	$214,844	$193,002,912
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	230,549	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	230,549
OTC Total return swap
contracts*#	17,593,703	127,471	—	11,380,278	—	341,987	1,897,207	240,333	—	—	4,079	—	—	—	—	—	405,806	—	31,990,864
OTC Credit default contracts
- protection sold*#	—	44,473	—	—	506,819	7,423,363	—	3,510,369	—	—	4,293,786	—	—	—	—	—	—	—	15,778,810
OTC Credit default contracts-
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	221,620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	221,620
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	278,991	—	—	—	—	—	—	278,991
Forward currency contracts #	224,919	111,784	—	435,004	—	210,350	—	1,033,055	—	526,713	—	—	—	—	1,238,986	723,970	431,195	—	4,935,976
Forward premium swap
option contracts #	26,220	10,027	—	3,278	—	—	—	924	—	18,572	—	—	735	—	—	—	—	—	59,756

104 Absolute Return 700 Fund	Absolute Return 700 Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	RBC Capital Markets, LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Written swap options #	102,437	—	—	232,371	—	38,962	—	154,732	—	313,790	—	—	—	—	—	—	—	—	842,292
Written options#	67,459	—	—	—	—	—	—	2,061	—	52,529	—	—	—	—	—	—	—	—	122,049
Total Liabilities	$18,014,738	$293,755	$452,169	$12,050,931	$506,819	$8,014,662	$1,897,207	$4,941,474	$—	$911,604	$4,297,865	$278,991	$735	$—	$1,238,986	$723,970	$837,001	$—	$54,460,907
Total Financial and
Derivative Net Assets	$2,236,247	$(163,000)	$13,967	$3,320,066	$(382,774)	$(5,597,543)	$1,269,251	$980,373	$48,744,503	$1,463,864	$(2,927,828)	$288,909	$(735)	$90,339,000	$(289,064)	$(624,025)	$(344,050)	$214,844	$138,542,005
Total collateral received
(pledged)†##	$2,176,856	$(161,627)	$—	$3,320,066	$(341,868)	$(5,597,543)	$1,269,251	$770,731	$48,744,503	$1,463,864	$(2,915,463)	$—	$—	$90,339,000	$(289,064)	$(533,731)	$119,274	$—
Net amount	$59,391	$(1,373)	$13,967	$—	$(40,906)	$—	$—	$209,642	$—	$—	$(12,365)	$288,909	$(735)	$—	$—	$(90,294)	$(463,324)	$214,844
Controlled collateral
received (including TBA
commitments)**	$2,176,856	$—	$—	$4,029,000	$—	$—	$1,640,000	$—	$327,956	$—	$—	$237,000	$—	$—	$—	$—	$—	$—	$8,410,812
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$770,731	$49,310,951	$1,901,722	$—	$—	$—	$92,148,468	$—	$—	$119,274	$—	$144,251,146
Collateral (pledged) (including
TBA commitments)**	$—	$(161,627)	$—	$—	$(341,868)	$(7,594,875)	$—	$—	$—	$—	$(2,915,463)	$—	$—	$—	$(312,224)	$(533,731)	$—	$—	$(11,859,788)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $7,125,910 and $14,070,227, respectively.

106 Absolute Return 700 Fund	Absolute Return 700 Fund 107

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,591,306 as a capital gain dividend with respect to the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 18.50% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 34.29%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

108 Absolute Return 700 Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Absolute Return 700 Fund 109

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

110 Absolute Return 700 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 700 Fund 111

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

112 Absolute Return 700 Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 700 Fund 113

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

114 Absolute Return 700 Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
Mark C. Trenchard
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	President
Boston, MA 02109		Nancy E. Florek
	Jonathan S. Horwitz	Vice President, Director of
Custodian	Executive Vice President,	Proxy Voting and Corporate
State Street Bank	Principal Executive Officer,	Governance, Assistant Clerk,
and Trust Company	and Compliance Liaison	and Assistant Treasurer

Legal Counsel	Robert T. Burns	Denere P. Poulack
Ropes & Gray LLP	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Independent Registered
Public Accounting Firm	James F. Clark
PricewaterhouseCoopers LLP	Vice President and
Chief Compliance Officer

Absolute Return 700 Fund 115

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

116 Absolute Return 700 Fund

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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AN107 308585 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$167,035	$ —	$16,679	$ —
October 31, 2016	$149,549	$ —	$15,470	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $399,209 and $575,223 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$382,530	$ —	$ —
October 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017